                        NATIONWIDE LIFE INSURANCE COMPANY

           Modified Single Premium Deferred Variable Annuity Contracts

             Issued by Nationwide Life Insurance Company through its
                          Nationwide Variable Account-9

                   The date of this prospectus is May 1, 2002.


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Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all, within other investment products. With help from financial consultants and advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates. Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options. This process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.

THIS PROSPECTUS CONTAINS BASIC INFORMATION YOU SHOULD UNDERSTAND ABOUT THE CONTRACTS BEFORE INVESTING - THE ANNUITY CONTRACT IS THE LEGALLY BINDING INSTRUMENT GOVERNING THE RELATIONSHIP BETWEEN YOU AND NATIONWIDE SHOULD YOU CHOOSE TO INVEST. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

Not all benefits, programs, features and investment options described in this prospectus are available or approved for use in every state.
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The following is a list of the underlying mutual funds available under the contract. The particular underlying mutual funds available under the contract may change from time to time. Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment. New underlying mutual funds or new share classes of currently available underlying mutual funds may be added. Contract owners will receive notice of any such changes that affect their contract. Additionally, not all of the underlying mutual funds listed below are available in every state.

W&R TARGET FUNDS, INC.
 - Asset Strategy Portfolio
 - Balanced Portfolio
 - Bond Portfolio
 - Core Equity Portfolio
 - Growth Portfolio
 - High Income Portfolio
 - International Portfolio
 - Limited-Term Bond Portfolio
 - Money Market Portfolio
 - Science and Technology Portfolio
 - Small Cap Portfolio
 - Value Portfolio

Purchase payments not invested in the underlying mutual fund options of the Nationwide Variable Account-9 ("variable account") may be allocated to the Guaranteed Term Options (Guaranteed Term Options may not be available in every jurisdiction - refer to your contract for specific benefit information).

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The Statement of Additional Information (dated May 1, 2002) which contains additional information about the contracts and the variable account, including the Condensed Financial Information for the various variable account charges applicable to the contracts, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. (The Condensed Financial Information for the minimum and maximum variable account charges is available in Appendix B of this prospectus.) The table of contents for the Statement of Additional Information is on page 39.
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For general information or to obtain FREE copies of the:
 - Statement of Additional Information;
 - prospectus, annual report or semi-annual report for any underlying mutual fund;
 - prospectus for the Guaranteed Term Options;
 - required Nationwide forms; or
 - Nationwide's privacy statement,

call:     1-866-221-1100
      TDD 1-800-238-3035

or write:

      NATIONWIDE LIFE INSURANCE COMPANY
      P.O. BOX 182449
      COLUMBUS, OHIO 43218-2449

The Statement of Additional Information and other material incorporated by reference can be found on the SEC website at:

                                   WWW.SEC.GOV

Information about this product can be found at:

                                 WWW.WADDELL.COM

THIS ANNUITY:

-  IS NOT A BANK DEPOSIT
-  IS NOT FDIC INSURED
-  IS NOT INSURED OR ENDORSED BY A BANK OR ANY FEDERAL GOVERNMENT AGENCY
-  IS NOT AVAILABLE IN EVERY STATE
-  MAY GO DOWN IN VALUE

Investors assume certain risks when investing in the contracts, including the possibility of losing money.

These contracts are offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of Nationwide.

In the future, additional underlying mutual funds managed by certain financial institutions or brokerage firms may be added to the variable account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT- An accounting unit of measure used to calculate the contract value allocated to the variable account before the annuitization date.

ANNUITIZATION DATE- The date on which annuity payments begin.

ANNUITY COMMENCEMENT DATE- The date on which annuity payments are scheduled to begin. This date may be changed by the contract owner with Nationwide's consent.

ANNUITY UNIT- An accounting unit of measure used to calculate the variable annuity payments.

CONTRACT VALUE- The total value of all accumulation units in a contract plus any amount held under Guaranteed Term Options.

CONTRACT YEAR- Each year the contract is in force beginning with the date the contract is issued.

ERISA- The Employee Retirement Income Security Act of 1974, as amended.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

INDIVIDUAL RETIREMENT ACCOUNT- An account that qualifies for favorable tax treatment under Section 408(a) of the Internal Revenue Code, but does not include Roth IRAs.

INDIVIDUAL RETIREMENT ANNUITY- An annuity contract that qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code, but does not include Roth IRAs.

INVESTMENT-ONLY CONTRACT- A contract purchased by a Qualified Pension, Profit-Sharing, or Stock Bonus Plan as defined by Section 401(a) of the Internal Revenue Code.

NATIONWIDE- Nationwide Life Insurance Company.

NON-QUALIFIED CONTRACT- A contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, or Tax Sheltered Annuity.

QUALIFIED PLAN- A retirement plan that receives favorable tax treatment under
Section 401 of the Internal Revenue Code, including Investment-only Contracts. In this prospectus, all provisions applicable to Qualified Plans also apply to Investment-only Contracts unless specifically stated otherwise.

ROTH IRA- An annuity contract which qualifies for favorable tax treatment under
Section 408A of the Internal Revenue Code.

SEP IRA- An annuity contract which qualifies for favorable tax treatment under
Section 408(k) of the Internal Revenue Code.

SUB-ACCOUNTS- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units and annuity units are separately maintained - each sub-account corresponds to a single underlying mutual fund.

TAX SHELTERED ANNUITY- An annuity that qualifies for favorable tax treatment under Section 403(b) of the Internal Revenue Code.

VALUATION PERIOD- Each day the New York Stock Exchange is open for business.

VARIABLE ACCOUNT- Nationwide Variable Account-9, a separate account of Nationwide that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS.................................................     3

SUMMARY OF STANDARD CONTRACT EXPENSES.....................................     6

ADDITIONAL CONTRACT OPTIONS...............................................     7

SUMMARY OF ADDITIONAL CONTRACT OPTIONS....................................     7

UNDERLYING MUTUAL FUND ANNUAL EXPENSES....................................     8

EXAMPLE...................................................................     9

SYNOPSIS OF THE CONTRACTS.................................................    10

FINANCIAL STATEMENTS......................................................    11

CONDENSED FINANCIAL INFORMATION...........................................    11

NATIONWIDE LIFE INSURANCE COMPANY.........................................    11

WADDELL & REED, INC. .....................................................    11

TYPES OF CONTRACTS........................................................    11
   Individual Retirement Annuities ("IRAs")
   Investment-Only Contracts (Qualified Plans)
   Non-Qualified Contracts
   Roth IRAs
   SEP IRAs
   Tax Sheltered Annuities

INVESTING IN THE CONTRACT.................................................    12
   The Variable Account and Underlying Mutual Funds
   Guaranteed Term Options

STANDARD CHARGES AND DEDUCTIONS...........................................    14
   Mortality and Expense Risk Charge
   Premium Taxes
   Short-Term Trading Fees

OPTIONAL CONTRACT BENEFITS, CHARGES AND    DEDUCTIONS.....................    15
   Death Benefit Options
   Guaranteed Minimum Income Benefit Options
   Beneficiary Protector Option

CONTRACT OWNERSHIP........................................................    18
   Joint Ownership
   Contingent Ownership
   Annuitant
   Beneficiary and Contingent Beneficiary

OPERATION OF THE CONTRACT.................................................    19
   Minimum Initial and Subsequent Purchase Payments
   Pricing
   Allocation of Purchase Payments
   Determining the Contract Value
   Transfers

RIGHT TO REVOKE...........................................................    21

SURRENDER (REDEMPTION)....................................................    21
   Partial Surrenders (Partial Redemptions)
   Full Surrenders (Full Redemptions)
   Surrenders Under a Texas Optional Retirement Program or a Louisiana
      Optional Retirement Plan
   Surrenders Under a Tax Sheltered Annuity

LOAN PRIVILEGE............................................................    22
   Minimum & Maximum Loan Amounts
   Maximum Loan Processing Fee
   How Loan Requests are Processed
   Loan Interest
   Loan Repayment
   Distributions & Annuity Payments
   Transferring the Contract
   Grace Period & Loan Default

ASSIGNMENT................................................................    23

CONTRACT OWNER SERVICES...................................................    23
   Asset Rebalancing
   Dollar Cost Averaging
   Systematic Withdrawals

ANNUITY COMMENCEMENT DATE.................................................    24

ANNUITIZING THE CONTRACT..................................................    24
   Annuitization Date
   Annuitization
   Fixed Payment Annuity
   Variable Payment Annuity
   Frequency and Amount of Annuity Payments
   Guaranteed Minimum Income Benefit Option ("GMIB")
   Annuity Payment Options

DEATH BENEFITS............................................................    27
   Death of Contract Owner - Non-Qualified Contracts
   Death of Annuitant - Non-Qualified Contracts
   Death of Contract Owner/Annuitant
   Death Benefit Payment

REQUIRED DISTRIBUTIONS....................................................    29
   Required Distributions - General Information
   Required Distributions for Non-Qualified Contracts
   Required Distributions for Tax Sheltered Annuities, Individual
      Retirement Annuities, SEP IRAs, and Roth IRAs

FEDERAL TAX CONSIDERATIONS................................................    32
   Federal Income Taxes
   Withholding
   Non-Resident Aliens
   Federal Estate, Gift, and Generation Skipping Transfer Taxes

   Charge for Tax
   Diversification
   Tax Changes

STATEMENTS AND REPORTS....................................................    36

LEGAL PROCEEDINGS.........................................................    36

ADVERTISING ..............................................................    37

SUB-ACCOUNT PERFORMANCE SUMMARY...........................................    39

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..................    39

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS........................    40

APPENDIX B: CONDENSED FINANCIAL INFORMATION...............................    41

SUMMARY OF STANDARD CONTRACT EXPENSES

The expenses listed below are charged to all contracts unless:

  -  the contract owner meets an available exception under the contract; or

  - a contract owner has replaced a standard benefit with an available option for an additional charge.

VARIABLE ACCOUNT CHARGES(1)
(annualized rate of variable account charges as a percentage of daily net assets)

Mortality and Expense Risk Charge......................   1.20%
   Total Variable Account Charges......................   1.20%(2)

(1) These charges apply only to sub-account allocations. They do not apply to allocations made to the Guaranteed Term Options. They are charged on a daily basis at the annual rate noted above.

(2) Charges shown include the standard contractual death benefit that is standard to every contract (see "Death Benefit Payment").

MAXIMUM LOAN PROCESSING FEE............................   $25

Nationwide may assess a loan processing fee at the time each new loan is processed. Currently, Nationwide does not assess at loan processing fee. Loans are only available for contracts issued as Tax Sheltered Annuities. Loans are not available in all states. In addition, some states may not permit Nationwide to assess a loan processing fee (see "Loan Privilege").

ADDITIONAL CONTRACT OPTIONS

For an additional charge, the following options are available to contract owners (upon approval by state insurance authorities).

If the contract owner chooses one or more of the following optional benefits, a corresponding charge will be deducted. Charges for the optional benefits are IN ADDITION TO the standard variable account charges. They are charged on a daily basis at the annual rate noted below. Except as otherwise noted, optional benefit charges will only apply to allocations made to the variable account and are charged as a percentage of the average variable account value.

DEATH BENEFIT OPTIONS

Applicants may choose among the following death benefits as a replacement for the standard death benefit if their contract is issued on or after the later of January 2, 2001 or the date on which state insurance authorities approve applicable contract modifications:

   Optional One-Year Enhanced Death
   Benefit and Spousal Protection......................   0.15%
      Total Variable Account Charges
      (including this option only).....................   1.35%

   Optional Greater of One-Year or 5% Enhanced
   Death Benefit and Spousal Protection................   0.20%
      Total Variable Account Charges
      (including this option only) ....................   1.40%

Applicants may choose among the following death benefits as a replacement for the standard death benefit if their contract is issued prior to January 2, 2001 or on a date prior to which state insurance authorities approve the contract options listed above:

   Optional One-Year Step Up Death Benefit.............   0.10%
      Total Variable Account Charges
      (including this option only).....................   1.30%

   Optional 5% Enhanced Death Benefit..................   0.15%
      Total Variable Account Charges
      (including this option only).....................   1.35%


GUARANTEED MINIMUM INCOME BENEFIT OPTIONS

Effective January 2, 2001 applicants may elect one of two Guaranteed Minimum Income Benefit options (see "Guaranteed Minimum Income Benefit Options"). Not all options may be available in every state.

   Guaranteed Minimum Income Benefit Option 1..........   0.45%
      Total Variable Account Charges
      (including Guaranteed Minimum
      Income Benefit Option 1 only)....................   1.65%

   Guaranteed Minimum Income Benefit Option 2..........   0.30%
      Total Variable Account Charges
      (including Guaranteed Minimum
      Income Benefit Option 2 only)....................   1.50%

BENEFICIARY PROTECTOR OPTION

For an additional charge at an annualized rate of 0.40% of the daily net assets of the variable account, the contract owner may elect the Beneficiary Protector Option (see "Beneficiary Protector Option").

   Beneficiary Protector Option........................   0.40%
      Total Variable Account Charges
      (including Beneficiary Protector
      Option only).....................................   1.60%

Allocations made to the Guaranteed Term Options will be assessed a fee of 0.40%. Consequently, any guaranteed interest rate of return for assets in the Guaranteed Term Options will be lowered by 0.40% due to the assessment of this charge.

SUMMARY OF ADDITIONAL CONTRACT OPTIONS

If the contract owner elects all of the additional contract options that are available under the contract, the maximum variable account charges the contract owner would pay would be an annualized rate of 2.30% of the daily net assets of the variable account. The maximum charges consists of the following:

   Mortality and Expense Risk Charge
    (applicable to all contracts)......................   1.20%
   Optional One-Year Step Up Death Benefit.............   0.10%
   Optional 5% Enhanced Death Benefit..................   0.15%
   Guaranteed Minimum Income Benefit
    Option 1...........................................   0.45%
   Beneficiary Protector Option........................   0.40%

   TOTAL VARIABLE ACCOUNT CHARGES WHEN THE  MAXIMUM
    OPTIONS ARE ELECTED................................   2.30%

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
             (as a percentage of underlying mutual fund net assets,
                          after expense reimbursement)

                                                            Management    Other     12b-1   Total Underlying
                                                               Fees      Expenses   Fees       Mutual Fund
                                                                                                Expenses
W&R Target Funds, Inc. - Asset Strategy Portfolio              0.70%       0.08%    0.25%         1.03%
W&R Target Funds, Inc. - Balanced Portfolio                    0.70%       0.05%    0.25%         1.00%
W&R Target Funds, Inc. - Bond Portfolio                        0.53%       0.05%    0.25%         0.83%
W&R Target Funds, Inc. - Core Equity Portfolio                 0.70%       0.03%    0.25%         0.98%
W&R Target Funds, Inc. - Growth Portfolio                      0.69%       0.03%    0.25%         0.97%
W&R Target Funds, Inc. - High Income Portfolio                 0.62%       0.06%    0.25%         0.93%
W&R Target Funds, Inc. - International Portfolio               0.85%       0.15%    0.25%         1.25%
W&R Target Funds, Inc. - Limited-Term Bond Portfolio           0.00%       0.13%    0.25%         0.38%
W&R Target Funds, Inc. - Money Market Portfolio                0.40%       0.08%    0.25%         0.73%
W&R Target Funds, Inc. - Science and Technology Portfolio      0.85%       0.05%    0.25%         1.15%
W&R Target Funds, Inc. - Small Cap Portfolio                   0.85%       0.04%    0.25%         1.14%
W&R Target Funds, Inc. - Value Portfolio                       0.47%       0.12%    0.25%         0.84%

The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value in calculating the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
             (as a percentage of underlying mutual fund net assets,
                          before expense reimbursement)

                                                            Management    Other     12b-1   Total Underlying
                                                               Fees      Expenses   Fees      Mutual Fund
                                                                                                Expenses
W&R Target Funds, Inc. - Limited-Term Bond Portfolio           0.50%       0.13%    0.25%         0.88%
W&R Target Funds, Inc. - Value Portfolio                       0.70%       0.12%    0.25%         1.07%

   Some underlying mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from an underlying mutual fund sub-account that occur within 60 days after the date of allocation to that sub-account. Currently, none of the underlying mutual funds assess (or reserve the right to assess) a short-term trading fee.

EXAMPLE

The following chart shows the amount of expenses (in dollars) that would be incurred under this contract assuming a $1,000 investment, 5% annual return, and no change in expenses. The underlying mutual fund expense information is for the period ended December 31, 2001 and reflects any reimbursements and/or waivers in effect at that time. If the underlying mutual fund expenses did not reflect the reimbursements and/or waivers, the expenses contained in the table below would be higher.

These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown below.

The example reflects expenses of both the variable account and the underlying mutual funds. The example reflects variable account charges of 2.30%, which is the maximum variable account charge for the maximum number of optional benefits.

For those contracts that do not elect the maximum number of optional benefits, the expenses would be reduced. Deductions for premium taxes are not reflected but may apply.

                                If you surrender your contract    If you do not surrender your    If you annuitize your contract
                                 at the end of the applicable      contract at the end of the      at the end of the applicable
                                          time period                applicable time period                 time period
                                ------------------------------------------------------------------------------------------------
                                1 Yr.  3 Yrs.  5 Yrs.  10 Yrs.   1 Yr.  3 Yrs.  5 Yrs.  10 Yrs.   1 Yr.  3 Yrs.  5 Yrs.  10 Yrs.
                                ------------------------------------------------------------------------------------------------
W&R Target Funds, Inc. -          35    106     180      374       35    106     180      374       *     106     180      374
Asset Strategy Portfolio
W&R Target Funds, Inc. -          35    106     179      371       35    106     179      371       *     106     179      371
Balanced Portfolio
W&R Target Funds, Inc. -          33    100     170      355       33    100     170      355       *     100     170      355
Bond Portfolio
W&R Target Funds, Inc. -          34    105     178      370       34    105     178      370       *     105     178      370
Core Equity Portfolio
W&R Target Funds, Inc. -          34    105     177      369       34    105     177      369       *     105     177      369
Growth Portfolio
W&R Target Funds, Inc. -          34    103     175      365       34    103     175      365       *     103     175      365
High Income Portfolio
W&R Target Funds, Inc. -          37    113     191      395       37    113     191      395       *     113     191      395
International Portfolio
W&R Target Funds, Inc. -          28    86      147      311       28     86     147      311       *     86      147      311
Limited-Term Bond Portfolio
W&R Target Funds, Inc. -          32    97      165      345       32     97     165      345       *     97      167      345
Money Market Portfolio
W&R Target Funds, Inc. -          36    110     186      386       36    110     186      386       *     110     186      386
Science and Technology
Portfolio
W&R Target Funds, Inc. -          36    110     186      385       36    110     186      385       *     110     186      385
Small Cap Portfolio
W&R Target Funds, Inc. -          33    101     171      356       33    101     171      356       *     101     171      356
Value Portfolio


*The contracts sold under this prospectus do not permit annuitization during the first two contract years.

SYNOPSIS OF THE CONTRACTS

The contracts described in this prospectus are modified single purchase payment contracts. The contracts may be issued as either individual or group contracts. In those states where contracts are issued as group contracts, references throughout this prospectus to "contract(s)" will also mean "certificate(s)" and "contract owner" will mean "participant."

The contracts can be categorized as:
 - Individual Retirement Annuities ("IRAs");
 - Investment-only Contracts (Qualified Plans);
 - Non-Qualified;
 - Roth IRAs;
 - SEP IRAs; and
 - Tax Sheltered Annuities with contributions rolled over or transferred from other Tax Sheltered Annuity plans.

For more detailed information with regard to the differences in contract types, please see "Types of Contracts" later in the prospectus.

MINIMUM INITIAL AND SUBSEQUENT PURCHASE PAYMENTS

   CONTRACT               MINIMUM INITIAL            MINIMUM
     TYPE                 PURCHASE PAYMENT     SUBSEQUENT PAYMENTS
------------------------------------------------------------------
IRA                            $15,000                $1,000
Investment-only                $15,000                $1,000
Non-Qualified                  $15,000                $1,000
Roth IRA                       $15,000                $1,000
SEP IRA                        $15,000                $1,000
Tax Sheltered Annuity          $15,000                $1,000


Guaranteed Term Options

Guaranteed Term Options are separate investment options under the contract. The minimum amount that may be allocated to a Guaranteed Term Option is $1,000.

CHARGES AND EXPENSES

Nationwide deducts a Mortality and Expense Risk Charge equal to an annualized rate of 1.20% of the daily net assets of the variable account. Nationwide assesses this charge in return for bearing certain mortality and expense risks, and for administrative expenses.

Nationwide does not deduct a sales charge from purchase payments upon deposit into, or withdrawal from, the contract.

Optional death benefits are available under the contract at the time of application. For contracts issued on or after the later of January 2, 2001 or the date on which state insurance authorities approve applicable contract modifications, Nationwide will deduct an additional charge at an annualized rate of 0.15% of the daily net assets of the variable account if the One-Year Enhanced Death Benefit and Spousal Protection is elected or 0.20% of the daily net assets of the variable account if the Greater of One-Year or 5% Enhanced Death Benefit and Spousal Protection is elected. For contracts issued prior to January 2, 2001 or on a date prior to which state insurance authorities approve the contract options listed above, Nationwide will deduct an annualized rate of 0.10% of the daily net assets of the variable account if the One-Year Step Up Death Benefit is elected, or 0.15% of the daily net assets of the variable account if the 5% Enhanced Death Benefit is elected.

Two Guaranteed Minimum Income Benefit options are available under the contract at the time of application. If the contract owner elects one of the Guaranteed Minimum Income Benefit options, Nationwide will deduct an additional charge at an annualized rate of 0.45% or 0.30% of the daily net assets of the variable account, depending on which option was chosen (see "Guaranteed Minimum Income Benefit Options").

A Beneficiary Protector Option is available for contracts with ANNUITANTS who are age 70 or younger at the time the option is elected. If the contract owner of an eligible contract elects the Beneficiary Protector Option, Nationwide will deduct an additional charge at an annualized rate of 0.40% of the daily net assets of the variable account. Additionally, allocations made the Guaranteed Term Options will be assessed a fee of 0.40%. Any guaranteed interest rate of return for assets in the Guaranteed Term Options will be lowered by 0.40% due to the assessment of this charge. See "Beneficiary Protector Option."

Upon annuitization of the contract, any amounts assessed for any optional benefits elected will be waived and only those charges applicable to the base contract will be assessed.

ANNUITY PAYMENTS

Annuity payments begin on the annuitization date. Annuity payments will be based on the annuity payment option elected prior to annuitization (see "Annuity Payment Options").

TAXATION

How a contract is taxed depends on the type of contract issued and the purpose for which the contract is purchased. Nationwide will charge against the contract any premium taxes levied by any governmental authority (see "Federal Tax Considerations" and "Premium Taxes").

TEN DAY FREE LOOK

Contract owners may return the contract for any reason within ten days of receipt and Nationwide will refund the contract value or other amount required by law (see "Right to Revoke").

FINANCIAL STATEMENTS

Financial statements for the variable account and Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by contacting Nationwide's home office at the telephone number listed on page 2 of this prospectus.

CONDENSED FINANCIAL INFORMATION

The value of an accumulation unit is determined on the basis of changes in the per share value of the underlying mutual funds and variable account charges which may vary from contract to contract (for more information on the calculation of accumulation unit values, see "Determining Variable Account Value
- Valuing an Accumulation Unit"). Please refer to Appendix B for information regarding the minimum and maximum class of accumulation units. All classes of accumulation units may be obtained FREE OF CHARGE by contacting Nationwide's home office at the telephone number listed on page 2 of this prospectus.

NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a stock life insurance company organized under Ohio law in March, 1929 with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

WADDELL & REED, INC.

The contracts are distributed by the general distributor, Waddell & Reed, Inc., 6300 Lamar Avenue, Overland Park, Kansas 66202.

TYPES OF CONTRACTS

The contracts described in this prospectus are classified according to the tax treatment to which they are subject under the Internal Revenue Code. The following is a general description of the various types of contracts. Eligibility requirements, tax benefits (if any), limitations, and other features of the contracts will differ depending on the type of contract.

INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")

Individual Retirement Annuities are contracts that satisfy the following requirements:

-  the contract is not transferable by the owner;

-  the premiums are not fixed;

- the annual premium cannot exceed $3,000 (although rollovers of greater amounts from Qualified Plans, Tax Sheltered Annuities and other IRAs can be received);

- certain minimum distribution requirements must be satisfied after the owner attains the age of 70-1/2;

-  the entire interest of the owner in the contract is nonforfeitable; and

- after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

Depending on the circumstance of the owner, all or a portion of the contributions made to the account may be deducted for federal income tax purposes.

Failure to make the mandatory distributions can result in an additional penalty tax of 50% of the excess of the amount required to be distributed over the amount that was actually distributed.

IRAs may receive rollover contributions from other Individual Retirement Accounts, other Individual Retirement Annuities, Tax Sheltered Annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).

For further details regarding IRAs, please refer to the disclosure statement provided when the IRA was established.

INVESTMENT-ONLY CONTRACTS (QUALIFIED PLANS )

Contracts that are owned by Qualified Plans are not intended to confer tax benefits on the beneficiaries of the plan; they are used as investment vehicles for the plan. The income tax consequences to the beneficiary of a Qualified Plan are controlled by the operation of the plan, not by operation of the assets in which the plan invests.

Beneficiaries of Qualified Plans should contact their employer and/or trustee of the plan to obtain and review the plan, trust, summary plan description and other documents for the tax and other consequences of being a participant in a Qualified Plan.

NON-QUALIFIED CONTRACTS

A Non-Qualified Contract is a contract that does not qualify for certain tax benefits under the Internal Revenue Code, and which is not an IRA, a Roth IRA, a SEP IRA, or a Tax Sheltered Annuity.

Upon the death of the owner of a Non-Qualified Contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within a required period.

Non-Qualified Contracts that are owned by natural persons allow for deferral of taxation on the income earned in the contract until it is distributed or deemed to be distributed.

ROTH IRAS

Roth IRAs are contracts that satisfy the following requirements:

-  the contract is not transferable by the owner;

-  the premiums are not fixed;

- the annual premium cannot exceed $3,000 (although rollovers of greater amounts from other Roth IRAs and IRAs can be received);

-  the entire interest of the owner in the contract is nonforfeitable; and

- after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

A Roth IRA can receive a rollover from an IRA; however, the amount rolled over from the IRA to the Roth IRA is required to be included in the owner's federal gross income at the time of the rollover, and will be subject to federal income tax.

There are income limitations on eligibility to participate in a Roth IRA and additional income limitations for eligibility to roll over amounts from an IRA to a Roth IRA. For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established.

SEP IRAS

A SEP IRA is a written plan established by an employer for the benefit of employees which permits the employer to make contributions to an IRA established for the benefit of each employee.

An employee may make deductible contributions to a SEP IRA in the same way, and with the same restrictions and limitations, as an IRA. In addition, the employer may make contributions to the SEP IRA, subject to dollar and percentage limitations imposed by both the Internal Revenue Code and the written plan.

A SEP IRA plan established by an employer must satisfy:

-  minimum participation rules;

-  top-heavy contribution rules;

-  nondiscriminatory allocation rules; and

-  requirements regarding a written allocation formula.

In addition, the plan cannot restrict withdrawals of non-elective contributions, and must restrict withdrawals of elective contributions before March 15th of the following year.

TAX SHELTERED ANNUITIES

Certain tax-exempt organizations (described in section 501(c)(3) of the Internal Revenue Code) and public school systems may establish a plan under which annuity contracts can be purchased for their employees. These annuity contracts are often referred to as Tax Sheltered Annuities.

Purchase payments made to Tax Sheltered Annuities are excludable from the income of the employee, up to statutory maximum amounts. These amounts should be set forth in the plan adopted by the employer.

Tax Sheltered Annuities may receive rollover contributions from Individual Retirement Accounts, Individual Retirement Annuities, other Tax Sheltered Annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).

The owner's interest in the contract is nonforfeitable (except for failure to pay premiums) and cannot be transferred. Certain minimum distribution requirements must be satisfied after the owner attains the age of 70-1/2, and after the death of the owner. Additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

INVESTING IN THE CONTRACT

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide Variable Account-9 is a variable account that invests in the underlying mutual funds listed in Appendix A. Nationwide established the variable account on May 22, 1997, pursuant to Ohio law. Although the variable account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against, the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to contract owners under the contracts.

The variable account is divided into sub-accounts, each corresponding to a single underlying mutual fund. Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on contract owner instructions. There are two sub-accounts for each underlying mutual fund. One sub-account contains shares attributable to accumulation units under Non-Qualified Contracts. The other sub-account contains shares attributable to accumulation units under 401(a) Investment-only Contracts, Individual Retirement Annuities, Roth IRAs, SEP IRAs, Tax Sheltered Annuities and Charitable Remainder Trusts.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Contract owners should not compare the performance of a publicly traded fund with the performance of the underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Voting Rights

Contract owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote contract owner shares at special shareholder meetings based on contract owner instructions. However, if the law changes and Nationwide is allowed to vote in its own right, it may elect to do so.

Contract owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Notification will contain proxy materials and a form with which to give Nationwide voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a contract owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

   1) shares of a current underlying mutual fund are no longer available for investment; or

   2) further investment in an underlying mutual fund is inappropriate.

No substitution, elimination, or combination of shares may take place without the prior approval of the SEC.

GUARANTEED TERM OPTIONS

Guaranteed Term Options are separate investment options under the contract. A Guaranteed Term Option prospectus should be read along with this prospectus. The minimum amount that may be allocated to a

Guaranteed Term Option is $1,000. Allocations to the Guaranteed Term Options are held in Nationwide's general account and thus are not subject to variable account charges.

Guaranteed Term Options provide a guaranteed rate of interest over four different maturity durations: three (3), five (5), seven (7) or ten (10) years.
Note: The guaranteed term may last for up to 3 months beyond the 3, 5, 7, or 10 year period since every guaranteed term will end on the final day of a calendar quarter.

For the duration selected, Nationwide will declare a guaranteed interest rate. That rate will be credited to amounts allocated to the Guaranteed Term Option UNLESS a distribution is taken before the maturity date. If a distribution occurs before the maturity date, the amount distributed will be subject to a market value adjustment. A market value adjustment can increase or decrease the amount distributed depending on fluctuations in constant maturity treasury rates. No market value adjustment will be applied if Guaranteed Term Option allocations are held to maturity.

Because a market value adjustment can affect the value of a distribution, its effects should be carefully considered before surrendering or transferring from Guaranteed Term Options. Please refer to the prospectus for the Guaranteed Term Options for further information.

For contract owners that elect the Beneficiary Protector Option, allocations made to the Guaranteed Term Options will be assessed a fee of 0.40%. Consequently, any guaranteed rate of return for assets in the Guaranteed Term Options will be lowered by 0.40% due to the assessment of this charge.

Guaranteed Term Options are available only during the accumulation phase of a contract. They are not available after the annuitization date. In addition, Guaranteed Term Options are not available for use with Asset Rebalancing, Dollar Cost Averaging, or Systematic Withdrawals.

Guaranteed Term Options may not be available in every state.

STANDARD CHARGES AND DEDUCTIONS

The maximum commissions payable on the sale of a contract described in this prospectus is 2.0% of purchase payments.

MORTALITY AND EXPENSE RISK CHARGE

Nationwide deducts a Mortality and Expense Risk Charge from the variable account. This amount is computed on a daily basis and is equal to an annualized rate of 1.20% of the daily net assets of the variable account.

The Mortality Risk Charge (0.80%) compensates Nationwide for guaranteeing the annuity purchase rates of the contracts. This guarantee ensures that the annuity purchase rates will not change regardless of the death rates of annuity payees or the general population. The Mortality Risk Charge also compensates Nationwide for risks assumed in connection with the standard death benefit, but only partially compensates Nationwide in connection with the optional death benefits, for which there are separate charges.

The Expense Risk Charge (0.40%) compensates Nationwide for guaranteeing that administration charges will not increase regardless of actual expenses.

If the Mortality and Expense Risk Charge is insufficient to cover actual expenses, the loss is borne by Nationwide.

PREMIUM TAXES

Nationwide will charge against the contract value any premium taxes levied by a state or other government entity. Premium tax rates currently range from 0% to 5.0%. This range is subject to change. The method used to assess premium tax will be determined by Nationwide at its sole discretion in compliance with state law.

If applicable, Nationwide will deduct premium taxes from the contract either at:

   1) the time the contract is surrendered;

   2) annuitization; or

   3) such earlier date as Nationwide becomes subject to premium taxes. Premium taxes may be deducted from death benefit proceeds.

SHORT-TERM TRADING FEES

Some underlying mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a sub-account that occur within 60 days after the date of allocation to the sub-account.

Short-term trading fees are intended to compensate the underlying mutual fund (and contract owners with interests allocated in the underlying mutual fund) for the negative impact on fund performance that may result from frequent, short-term trading strategies. Short-term trading fees are not intended to affect the large majority of contract owners not engaged in such strategies.

Any short-term trading fee assessed by any underlying mutual fund available in conjunction with the contracts described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading. Short-term trading fees will only apply to those sub-accounts corresponding to underlying mutual funds that charge such fees (see the underlying mutual fund prospectus). Any short-term trading fees paid are retained by the underlying mutual fund, not by Nationwide, and are part of the underlying mutual fund's assets. Contract owners are responsible for monitoring the length of time allocations are held in any particular underlying mutual fund. Nationwide will not provide advance notice of the assessment of any applicable short-term trading fee.

Currently, none of the underlying mutual funds offered under the contract assess (or reserve the right to assess) a short-term trading fee.

If a short-term trading fee is assessed, the underlying mutual fund will charge the variable account 1% of the amount determined to be engaged in short-term trading. The variable account will then pass the short-term trading fee on to the specific contract owner that engaged in short-term trading by deducting an amount equal to the short-term trading fee from that contract owner's sub-account value. All such fees will be remitted to the underlying mutual fund; none of the fee proceeds will be retained by Nationwide or the variable account.

When multiple purchase payments (or exchanges) are made to a sub-account that is subject to short-term trading fees, transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining short-term trading fees. In other words, units held the longest will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to the short-term trading fees. Transactions that are not subject to short-term trading fees include:

   - scheduled and systematic transfers, such as Dollar Cost Averaging, Asset Rebalancing, and Systematic Withdrawals;

   -  contract loans or surrenders; or

   -  transfers made upon annuitization of the contract.

New share classes of certain currently available underlying mutual funds may be added as investment options under the contracts. These new share classes may require the assessment of short-term trading or redemption fees. When these new share classes are added, new purchase payment allocations and exchange reallocations to the underlying mutual funds in question may be limited to the new share class.

OPTIONAL CONTRACT BENEFITS, CHARGES AND DEDUCTIONS

Upon annuitization of the contract, any amounts assessed for any optional benefits elected will be waived and only those charges applicable to the base contract will be assessed.

DEATH BENEFIT OPTIONS

The following death benefit options are available with the contracts. Not all of the death benefit options may be available in every state.

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THE FOLLOWING BENEFITS ARE AVAILABLE FOR CONTRACTS ISSUED ON OR AFTER THE LATER OF JANUARY 2, 2001 OR THE DATE ON WHICH STATE INSURANCE AUTHORITIES APPROVE APPLICABLE CONTRACT MODIFICATIONS.
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If the contract owner chooses an optional death benefit, Nationwide will deduct an additional charge equal to an annualized rate of either 0.15% (for the One-Year Enhanced Death Benefit and Spousal Protection) or 0.20% (for the Greater of One-Year or 5% Enhanced Death Benefit and Spousal Protection) of the daily net assets of the variable account, depending upon which option was chosen. Each benefit is described below.

One-Year Enhanced Death Benefit

If the annuitant dies before the annuitization date, the death benefit will be the greatest of:

1) the contract value;

2) the total of all purchase payments, less an adjustment for amounts surrendered; or

3) the highest contract value on any contract anniversary before the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

Greater of One-Year or 5% Enhanced Death Benefit

If the annuitant dies before the annuitization date, the death benefit will be the greatest of:

1) the contract value;

2) the total of all purchase payments, less an adjustment for amounts surrendered;

3) the highest contract value on any contract anniversary before the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary; or

4) the 5% interest anniversary value.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

The 5% Interest Anniversary Value is equal to purchase payments minus amounts surrendered, accumulated at 5% compound interest until the last contract anniversary prior to the annuitant's 86th birthday. Such total accumulated amount shall not exceed 200% of the net of purchase payments and amounts surrendered. The adjustment for amounts subsequently surrendered after the most recent contract anniversary will reduce the 5% Interest Anniversary Value in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

Each death benefit option has a Spousal Protection feature - there is no additional charge for this feature. The Spousal Protection feature allows the surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse. The Spousal Protection feature is available only for contracts issued as Non-Qualified Contracts, IRAs and Roth IRAs, provided the following conditions are satisfied:

1) One or both spouses (or a revocable trust of which either or both of the spouses is/are grantor(s)) must be named as the contract owner. For contracts issued as IRAs and Roth IRAs, only the person for whom the IRA or Roth IRA was established may be named as the contract owner;

2) The spouses must be co-annuitants;

3) Both co-annuitants must be age 85 or younger at the time of issue;

4) The spouses must each be named as beneficiaries;

5) No person other than a spouse may be named as contract owner, annuitant or primary beneficiary;

6) If both spouses are alive upon annuitization, the contract owner must specify which spouse is the annuitant upon whose continuation of life any annuity payments involving life contingencies depend (for IRA and Roth IRA contracts, this person must be the contract owner);

7) If a co-annuitant dies before the annuitization date, the surviving spouse may continue the contract as its sole contract owner. If the chosen death benefit is higher than the contract value at the time of death, the contract value will be adjusted to equal the applicable death benefit amount. The surviving spouse may then name a new beneficiary but may not name another co-annuitant; and

8) If a co-annuitant is added at any time after the election of the optional death benefit rider, a copy of the certificate of marriage must be provided to the home office. In addition, the date of marriage must be after the election of the death benefit option.


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THE FOLLOWING BENEFITS ARE AVAILABLE FOR CONTRACTS ISSUED PRIOR TO JANUARY 2, 2001 OR ON A DATE PRIOR TO WHICH STATE INSURANCE AUTHORITIES APPROVE THE CONTRACT MODIFICATIONS LISTED ABOVE.
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If the contract owner chooses an optional death benefit, Nationwide will deduct a charge equal to an annualized rate of either 0.10% (for the One-Year Step Up Death Benefit) or 0.15% (for the 5% Enhanced Death Benefit) of the daily net assets of the variable account, depending upon which option was chosen. Each benefit is described below.

One-Year Step Up Death Benefit

If the annuitant dies before the annuitization date, the death benefit will be the greatest of:

1) the contract value;

2) the total of all purchase payments, less an adjustment for amounts surrendered; or

3) the highest contract value on any contract anniversary before the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

5% Enhanced Death Benefit

If the annuitant dies before the annuitization date, the death benefit will be the greater of:

1) the contract value; or

2) the total of all purchase payments, less any amounts surrendered, accumulated at 5% simple interest from the date of each purchase payment or surrender to the most recent contract anniversary prior to the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received since that contract anniversary.

GUARANTEED MINIMUM INCOME BENEFIT OPTIONS

The contract owner can purchase one of two Guaranteed Minimum Income Benefit options at the time of application. If elected, Nationwide will deduct an additional charge at an annualized rate of either 0.45% or 0.30% of the daily net assets of the variable account, depending on which option was chosen. The Guaranteed Minimum Income Benefit options provide for a minimum guaranteed value that may replace the contract value as the amount to be annuitized under certain circumstances. A Guaranteed Minimum Income Benefit may afford protection against unfavorable investment performance.

BENEFICIARY PROTECTOR OPTION

For an additional charge at an annualized rate of 0.40% of the daily net assets of the variable account, the contract owner may purchase a Beneficiary Protector Option. The Beneficiary Protector Option provides that upon the death of the annuitant, and in addition to any death benefit payable, Nationwide will credit an additional amount to the contract. If the Beneficiary Protector Option is elected with a contract that also has Spousal Protection, the term annuitant shall mean the person designated as the annuitant on the application; the person designated as the co-annuitant does not have any rights under this benefit, unless the co-annuitant is also the beneficiary.

The Beneficiary Protector Option is credited to the contract upon the death of the annuitant. Upon the death of the annuitant, and after the Beneficiary Protector Option is credited to the contract, the beneficiary(ies) may:

a) terminate the contract; or

b) continue the contract in accordance with the "Required Distributions" section.

Once the credit is applied to the contract, the charge for the credit is no longer assessed.

The Beneficiary Protector Option is only available for contracts with annuitants who are age 70 or younger at the time of election.

How Credits to the Contract are Calculated

If the Beneficiary Protector Option was elected at the time of application AND the ANNUITANT dies prior to the first contract anniversary after the annuitant's 85th birthday, then the amount credited to the contract will be equal to:

40% x Adjusted Earnings

Adjusted Earnings = (a) - (b) - (c); where:

a = the contract value on the date the death benefit is calculated and prior to any death benefit calculation;

b = purchase payments, proportionately adjusted for withdrawals; and

c = any adjustment for a death benefit previously paid, proportionately adjusted for withdrawals.

The adjustment for amounts withdrawn will reduce purchase payments and any death benefit previously paid in the same proportion that the contract value was reduced on the date(s) of the partial withdrawal(s).

If the Beneficiary Protector Option was elected at any time after the contract issue date AND the ANNUITANT dies prior to the first contract anniversary after the annuitant's 85th birthday, then the amount credited to the contract will be equal to:

40% x Adjusted Earnings from the Date the Option is Elected

Adjusted Earnings from the Date the Option is Elected = (a) - (b) - (c) - (d), where:

a = contract value on the date the death benefit is calculated and prior to any death benefit calculation;

b = the contract value on the date the rider is elected, proportionately adjusted for withdrawals;

c = purchase payments made after the option is elected, proportionately adjusted for withdrawals;

d = any adjustment for a death benefit previously paid after the rider is elected, proportionately adjusted for withdrawals.

The adjustment for amounts withdrawn will reduce purchase payments and any death benefit previously paid in the same proportion that the contract value was reduced on the date(s) of the partial withdrawal(s).

If no benefits have been paid under this option by the first contract anniversary following the annuitant's 85th birthday, then:

a) Nationwide will credit an amount equal to 4% of the contract value on the contract anniversary to the contract;

b) the benefit will terminate and will no longer be in effect; and

c) the charge for the benefit will be eliminated, reducing charges by 0.40%.

How Amounts Are Credited

Any amounts credited to the contract pursuant to this option will be allocated to the sub-accounts of the variable account and the GTOs in the same proportion as each purchase payment is allocated to the contract on the date the credit is applied.

CONTRACT OWNERSHIP

The contract owner has all rights under the contract. Purchasers who name someone other than themselves as the contract owner will have no rights under the contract.

Contract owners of Non-Qualified Contracts may name a new contract owner at any time before the annuitization date. Any change of contract owner automatically revokes any prior contract owner designation. Changes in contract ownership may result in federal income taxation and may be subject to state and federal gift taxes.

A change in contract ownership must be submitted in writing and recorded at Nationwide's home office. Once recorded, the change will be effective as of the date signed. However, the change will not affect any payments made or actions taken by Nationwide before it was recorded.

The contract owner may also request a change in the annuitant, contingent annuitant, contingent owner, beneficiary, or contingent beneficiary before the annuitization date. These changes must be:

   -  on a Nationwide form;

   -  signed by the contract owner; and

   -  received at Nationwide's home office before the annuitization date.

Nationwide must review and approve any change requests. If the contract owner is not a natural person (e.g. a trust or corporation) and there is a change of the annuitant, distributions will be made as if the contract owner died at the time of the change.

On the annuitization date, the annuitant will become the contract owner, unless the contract owner is a Charitable Remainder Trust.

JOINT OWNERSHIP

Joint owners each own an undivided interest in the contract.

Contract owners can name a joint owner at any time before annuitization subject to the following conditions:

   -  joint owners can only be named for Non-Qualified Contracts;

   - joint owners must be spouses at the time joint ownership is requested, unless state law requires Nationwide to allow non-spousal joint owners;

   - the exercise of any ownership right in the contract will generally require a written request signed by both joint owners;

   - Nationwide will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either joint owner; and

   - an election in writing signed by both contract owners must be made to authorize Nationwide to allow the exercise of ownership rights independently by either joint owner.

CONTINGENT OWNERSHIP

The contingent owner is entitled to certain benefits under the contract, if a contract owner who is NOT the annuitant dies before the annuitization date, and there is no surviving joint owner.

The contract owner may name or change a contingent owner at any time before the annuitization date. To change the contingent owner, a written request must be submitted to Nationwide. Once Nationwide has recorded the change, it will be effective as of the date it was signed, whether or not the contract owner was living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded.

ANNUITANT

The annuitant is the person who will receive annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends. This person must be age 85 or younger at the time of contract issuance (age 82 or younger if electing a Guaranteed Minimum Income Benefit option), unless Nationwide approves a request for an annuitant of greater age. The annuitant may be changed before the annuitization date with Nationwide's consent.

BENEFICIARY AND CONTINGENT BENEFICIARY

The beneficiary is the person who is entitled to the death benefit if the annuitant dies before the annuitization date and there is no joint owner and/or contingent annuitant. The contract owner can name more than one beneficiary. Multiple beneficiaries will share the death benefit equally, unless otherwise specified.

The contract owner may change the beneficiary or contingent beneficiary during the annuitant's lifetime by submitting a written request to Nationwide. Once recorded, the change will be effective as of the date it was signed, whether or not the annuitant was living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded.

OPERATION OF THE CONTRACT

MINIMUM INITIAL AND SUBSEQUENT PURCHASE PAYMENTS

      CONTRACT               MINIMUM INITIAL            MINIMUM
        TYPE                PURCHASE PAYMENT      SUBSEQUENT PAYMENTS
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IRA                             $15,000                  $1,000
Investment-only                 $15,000                  $1,000
Non-Qualified                   $15,000                  $1,000
Roth IRA                        $15,000                  $1,000
SEP IRA                         $15,000                  $1,000
Tax Sheltered Annuity           $15,000                  $1,000

Guaranteed Term Options

Guaranteed Term Options are separate investment options under the contract. The minimum amount that may be allocated to a Guaranteed Term Option is $1,000.

PRICING

Initial purchase payments allocated to sub-accounts will be priced at the accumulation unit value determined no later than 2 business days after receipt of an order to purchase if the application and all necessary information are complete. If the application is not complete, Nationwide may retain a purchase payment for up to 5 business days while attempting to complete it. If the application is not completed within 5 business days, the prospective purchaser will be informed of the reason for the delay. The purchase payment will be returned unless the prospective purchaser specifically allows Nationwide to hold the purchase payment until the application is completed.

Subsequent purchase payments will be priced based on the next available accumulation unit value after the payment is received. The cumulative total of all purchase payments under contracts issued by Nationwide on the life of any one annuitant cannot exceed $1,000,000 without Nationwide's prior consent.

Purchase payments will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

-  New Year's Day                 - Independence Day
-  Martin Luther King, Jr. Day    - Labor Day
-  Presidents' Day                - Thanksgiving
-  Good Friday                    - Christmas
-  Memorial Day

Nationwide also will not price purchase payments if:

   1) trading on the New York Stock Exchange is restricted;

   2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

   3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist. If Nationwide is closed on days when the New York Stock Exchange is open, contract value may be affected since the contract owner will not have access to their account.

ALLOCATION OF PURCHASE PAYMENTS

Nationwide allocates purchase payments to sub-accounts and/or Guaranteed Term Options as instructed by the contract owner. Shares of the underlying mutual funds allocated to the sub-accounts are purchased at net asset value, then converted into accumulation units. Contract owners can change allocations or make exchanges among the sub-accounts or Guaranteed Term Options. However, no change may be made that would result in an amount less than 1% of the purchase payment being allocated to any sub-account. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

DETERMINING THE CONTRACT VALUE

The contract value is the sum of:

   1) the value of amounts allocated to the sub-accounts of the variable account; and

   2) amounts allocated to a Guaranteed Term Option.

If part or all of the contract value is surrendered, or charges are assessed against the contract value, Nationwide will deduct a proportionate amount from each sub-account and the Guaranteed Term Options based on current cash values.

Determining Variable Account Value - Valuing an Accumulation Unit

Purchase payments or transfers allocated to the underlying mutual funds are accounted for in accumulation units. Accumulation unit values (for each sub-account) are determined by calculating the net investment factor for the underlying mutual fund for the current valuation period and multiplying that result with the accumulation unit values determined on the previous valuation period.

Nationwide uses the net investment factor as a way to calculate the investment performance of a sub-account from valuation period to valuation period. For each sub-account, the net investment factor shows the investment performance of the underlying mutual fund in which a particular sub-account invests, including the charges assessed against that sub-account for a valuation period.

The net investment factor is determined by dividing (a) by (b), and then subtracting (c) from the result, where:

   a) is the sum of:

      1) the net asset value of the underlying mutual fund as of the end of the current valuation period; and

      2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current valuation period); and

   b) is the net asset value of the underlying mutual fund determined as of the end of the preceding valuation period; and

   c) is a factor representing the daily variable account charges, which may include charges for contract options chosen by the contract owner. The factor is equal to an annualized rate ranging from 1.20% to 2.30% of the daily net assets of the variable account, depending on which contract features the contract owner chose.

Based on the net investment factor, the value of an accumulation unit may increase or decrease. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the underlying mutual fund shares because of the deduction of variable account charges.

Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

Determining the Guaranteed Term Option Value

Nationwide determines the value of a Guaranteed Term Option by:

   1) adding all amounts allocated to any Guaranteed Term Option, minus amounts previously transferred or withdrawn (which may be subject to a market value adjustment); and

   2) adding any interest earned on the amounts allocated to any Guaranteed Term Option; and

   3) subtracting charges deducted in accordance with the contract.

TRANSFERS

Prior to Annuitization, contract owners can transfer allocations without penalty or adjustment subject to the following conditions:

   -  transfers among the sub-accounts are limited to 12 times per year;

   - transfers from a Guaranteed Term Option prior to maturity are subject to a market value adjustment; and

After annuitization, transfers may only be made on the anniversary of the annuitization date.

Amounts transferred to the variable account will receive the accumulation unit value next determined after the transfer request is received.

Transfer Requests

Nationwide will accept transfer requests in writing, over the telephone, or via the internet. Nationwide will use reasonable procedures to confirm that instructions received are genuine and will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may withdraw the telephone and/or internet exchange privilege upon 30 days written notice to contract owners.

Market Timing Firms

Transfers involving sub-accounts may be subject to restrictions or requirements imposed by the underlying mutual fund. Such restrictions or requirements may include the assessment of short-term trading fees in connection with transfers from a sub-account that occur within 60 days following the date of allocation to the sub-account. These short-term trading fees will equal 1% of the amount determined to be engaged in short-term trading and will be deducted from the contract owner's sub-account value. Short-term trading fees will only apply to those sub-accounts corresponding to the underlying mutual funds that explicitly require the assessment of such fees. Refer to the prospectus for the underlying mutual funds for more information.

Additionally, Nationwide reserves the right to refuse or limit transfer requests (or take any other action it deems necessary) in order to protect contract owners, annuitants and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices that are employed by some contract owners (or third parties acting on their behalf).

If Nationwide determines that a contract owner (or a third party acting on the contract owner's behalf) is engaging in harmful short-term trading, Nationwide reserves the right to take actions to protect investors, including exercising its right to terminate the ability of specified contract owners to submit transfer requests via telephone, facsimile, or over the internet. If Nationwide exercises this right, affected contract owners would be limited to submitting transfer requests via U.S. mail. Any action taken by Nationwide pursuant to this provision will be preceded by a 30 day written notice to the affected contract owner.

RIGHT TO REVOKE

Contract owners have a ten day "free look" to examine the contract. The contract may be returned to Nationwide's home office for any reason within ten days of receipt and Nationwide will refund the contract value or another amount required by law. The refunded contract value will reflect the deduction of any contract charges, unless otherwise required by law. All IRA and Roth IRA refunds will be a return of purchase payments. State and/or federal law may provide additional free look privileges.

Liability of the variable account under this provision is limited to the contract value in each sub-account on the date of revocation. Any additional amounts refunded to the contract owner will be paid by Nationwide.

SURRENDER (REDEMPTION)

Contract owners may surrender some or all of their contract value before the earlier of the annuitization date or the annuitant's death. Surrender requests must be in writing and Nationwide may require additional information. When taking a full surrender, the contract must accompany the written request. Nationwide may require a signature guarantee.

Nationwide will pay any amounts surrendered from the sub-accounts within 7 days. However, Nationwide may suspend or postpone payment when it is unable to price a purchase payment or transfer.

PARTIAL SURRENDERS (PARTIAL REDEMPTIONS)

Nationwide will surrender accumulation units from the sub-accounts and an amount from the Guaranteed Term Options. The amount withdrawn from each investment option will be in proportion to the value in each option at the time of the surrender request.

FULL SURRENDERS (FULL REDEMPTIONS)

The contract value upon full surrender may be more or less than the total of all purchase payments made to the contract. The contract value will reflect:

-  variable account charges;

-  underlying mutual fund charges;

-  the investment performance of the underlying mutual funds; and

- any amounts allocated to the Guaranteed Term Options plus or minus any market value adjustment.

SURRENDERS UNDER A TEXAS OPTIONAL RETIREMENT PROGRAM OR A LOUISIANA OPTIONAL RETIREMENT PLAN

Redemption restrictions apply to contracts issued under the Texas Optional Retirement Program or the Louisiana Optional Retirement Plan.

The Texas Attorney General has ruled that participants in contracts issued under the Texas Optional Retirement Program may only take withdrawals if:

   -  the participant dies;

   -  the participants retires;

   -  the participant terminates employment due to total disability; or

   - the participant that works in a Texas public institution of higher education terminates employment.

A participant under a contract issued under the Louisiana Optional Retirement Plan may only take distributions from the contract upon retirement or termination of employment. All retirement benefits under this type of plan must be paid as lifetime income; lump sum cash payments are not permitted, except for death benefits.

Due to the restrictions described above, a participant under either of these plans will not be able to withdraw cash values from the contract unless one of the applicable conditions is met. However, contract value may be transferred to other carriers.

Nationwide issues this contract to participants in the Texas Optional Retirement Program in reliance upon and in compliance with Rule 6c-7 of the Investment Company Act of 1940. Nationwide issues this contract to participants in the Louisiana Optional Retirement Plan in reliance upon and in compliance with an exemptive order that Nationwide received from the SEC on August 22, 1990.

SURRENDERS UNDER A TAX SHELTERED ANNUITY

Contract owners of a Tax Sheltered Annuity may surrender part or all of their contract value before the earlier of the annuitization date or the annuitant's death, except as provided below:

A) Contract value attributable to contributions made under a qualified cash or deferred arrangement

   (within the meaning of Internal Revenue Code Section 402(g)(3)(A)), a salary reduction agreement (within the meaning of Internal Revenue Code Section 402(g)(3)(C)), or transfers from a Custodial Account (described in Section 403(b)(7) of the Internal Revenue Code), may be surrendered only:

   1) when the contract owner reaches age 59-1/2, separates from service, dies, or becomes disabled (within the meaning of Internal Revenue Code Section 72(m)(7)); or

   2) in the case of hardship (as defined for purposes of Internal Revenue Code
      Section 401(k)), provided that any such hardship surrender may NOT include any income earned on salary reduction contributions.

B) The surrender limitations described in Section A also apply to:

   1) salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

   2) earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

   3) all amounts transferred from 403(b)(7) Custodial Accounts (except that earnings and employer contributions as of December 31, 1988 in such Custodial Accounts may be withdrawn in the case of hardship).

C) Any distribution other than the above, including a ten day free look cancellation of the contract (when available) may result in taxes, penalties and/or retroactive disqualification of a Qualified Contract or Tax Sheltered Annuity.

In order to prevent disqualification of a Tax Sheltered Annuity after a ten day free look cancellation, Nationwide will transfer the proceeds to another Tax Sheltered Annuity upon proper direction by the contract owner.

These provisions explain Nationwide's understanding of current withdrawal restrictions. These restrictions may change.

Distributions pursuant to Qualified Domestic Relations Orders will not violate the restrictions stated above.

LOAN PRIVILEGE

The loan privilege is ONLY available to owners of Tax Sheltered Annuities. These contract owners can take loans from the contract value beginning 30 days after the contract is issued up to the annuitization date. Loans are subject to the terms of the contract, the plan and the Internal Revenue Code. Nationwide may modify the terms of a loan to comply with changes in applicable law.

MINIMUM  & MAXIMUM LOAN AMOUNTS

Contract owners may borrow a minimum of $1,000, unless Nationwide is required by law to allow a lesser minimum amount. Each loan must individually satisfy the contract minimum amount.

Nationwide will calculate the maximum nontaxable loan amount based upon information provided by the participant or the employer. Loans may be taxable if a participant has additional loans from other plans. The total of all outstanding loans must not exceed the following limits:

                   CONTRACT     MAXIMUM OUTSTANDING LOAN
                   VALUES       BALANCE ALLOWED
------------------------------------------------------------
NON-ERISA PLANS    up to        up to 80% of contract value
                   $20,000      (not more than $10,000)

                   $20,000      up to 50% of contract value
                   and over     (not more than $50,000*)

ERISA PLANS        All          up to 50% of contract value
                                (not more than $50,000*)

* The $50,000 limits will be reduced by the highest outstanding balance owed during the previous 12 months.

For salary reduction Tax Sheltered Annuities, loans may be secured only by the contract value.

MAXIMUM LOAN PROCESSING FEE

Nationwide may charge a loan processing fee at the time each new loan is processed. If assessed, the loan processing fee will not exceed $25 per loan processed. This fee compensates Nationwide for expenses related to administering and processing loans.

The fee is taken from the sub-accounts and Guaranteed Term Options in proportion to the contract value at the time the loan is processed.

HOW LOAN REQUESTS ARE PROCESSED

All loans are made from the collateral fixed account. Nationwide transfers accumulation units in proportion to the assets in each sub-account to the collateral fixed account until the requested amount is reached. Any remaining required collateral will be transferred from the Guaranteed Term Options. Transfers from the Guaranteed Term Options may be subject to a market value adjustment.

LOAN INTEREST

The outstanding loan balance in the collateral fixed account is credited with interest until the loan is repaid in full. The interest rate will be 2.25% less than the loan interest rate fixed by Nationwide. The interest rate is guaranteed never to fall below 3.0%.

Specific loan terms are disclosed at the time of loan application or issuance.

LOAN REPAYMENT

Loans must be repaid in five years. However, if the loan is used to purchase the contract owner's principal residence, the contract owner has 15 years to repay the loan.

Contract owners must identify loan repayments as loan repayments or they will be treated as purchase payments and will not reduce the outstanding loan. Payments must be substantially level and made at least quarterly.

Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Repayments are allocated to the sub-accounts in accordance with the contract, unless Nationwide and the contract owner have agreed to amend the contract at a later date on a case by case basis.

Loan repayments to the Guaranteed Term Options must be at least $1,000. If the proportional share of the repayment to the Guaranteed Term Option is less than $1,000, that portion of the repayment will be allocated to the W&R Target Funds, Inc. - Money Market Portfolio unless the contract owner directs otherwise.

DISTRIBUTIONS & ANNUITY PAYMENTS

Distributions made from the contract while a loan is outstanding will be reduced by the amount of the outstanding loan plus accrued interest if:

   -  the contract is surrendered;

   -  the contract owner/annuitant dies;

   -  the contract owner who is not the annuitant dies prior to annuitization;
      or

   -  annuity payments begin.

TRANSFERRING THE CONTRACT

Nationwide reserves the right to restrict any transfer of the contract while the loan is outstanding.

GRACE PERIOD & LOAN DEFAULT

If a loan payment is not made when due, interest will continue to accrue. A grace period may be available (please refer to the terms of the loan agreement). If a loan payment is not made by the end of the applicable grace period, the entire loan will be treated as a deemed distribution and will be taxable to the borrower. This deemed distribution may also be subject to an early withdrawal tax penalty by the Internal Revenue Service.

After default, interest will continue to accrue on the loan. Defaulted amounts, plus interest, are deducted from the contract value when the participant is eligible for a distribution of at least that amount. Additional loans are not available while a previous loan is in default.

ASSIGNMENT

Contract rights are personal to the contract owner and may not be assigned without Nationwide's written consent.

A Non-Qualified Contract owner may assign some or all rights under the contract. An assignment must occur before annuitization while the annuitant is alive. Once proper notice of assignment is recorded by Nationwide's home office, the assignment will become effective as of the date the written request was signed.

Investment-only Contracts, IRAs, SEP IRAs, Roth IRAs, and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

Nationwide is not responsible for the validity or tax consequences of any assignment. Nationwide is not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until Nationwide receives sufficient direction from the contract owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire contract value may cause the portion of the contract value exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

CONTRACT OWNER SERVICES

ASSET REBALANCING

Asset Rebalancing is the automatic reallocation of contract values to the sub-accounts on a predetermined percentage basis. Asset Rebalancing is not available for assets held in the Guaranteed Term Options. Requests for Asset Rebalancing must be on a Nationwide form.

Asset Rebalancing occurs every three months or on another frequency if permitted by Nationwide. If the last day of the three-month period falls on a Saturday, Sunday, recognized holiday, or any other day when the New York Stock Exchange is closed, Asset Rebalancing will occur on the next business day.

Asset Rebalancing may be subject to employer limitations or restrictions for contracts issued to a Tax Sheltered Annuity plan. Contract owners should consult a financial adviser to discuss the use of Asset Rebalancing.

Nationwide reserves the right to stop establishing new Asset Rebalancing programs. Nationwide also reserves the right to assess a processing fee for this service.

DOLLAR COST AVERAGING

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from certain sub-accounts into other sub-accounts. Nationwide does not guarantee that this program will result in profit or protect contract owners from loss.

Contract owners direct Nationwide to automatically transfer specified amounts from the W&R Target Funds, Inc. - Money Market Portfolio to any other underlying mutual fund. Dollar Cost Averaging transfers may not be directed to Guaranteed Term Options.

Transfers may occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the contract owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs. Nationwide also reserves the right to assess a processing fee for this service.

SYSTEMATIC WITHDRAWALS

Systematic Withdrawals allow contract owners to receive a specified amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. Requests for Systematic Withdrawals and requests to discontinue Systematic Withdrawals must be in writing.

The withdrawals will be taken from the sub-accounts proportionately unless Nationwide is instructed otherwise. Systematic Withdrawals are not available from the Guaranteed Term Options.

Nationwide will withhold federal income taxes from Systematic Withdrawals unless otherwise instructed by the contract owner. The Internal Revenue Service may impose a 10% penalty tax if the contract owner is under age 59-1/2 unless the contract owner has made an irrevocable election of distributions of substantially equal payments.

Nationwide reserves the right to stop establishing new Systematic Withdrawal programs. Nationwide also reserves the right to assess a processing fee for this service. Systematic Withdrawals are not available before the end of the ten-day free look period (see "Right to Revoke").

ANNUITY COMMENCEMENT DATE

The annuity commencement date is the date on which annuity payments are scheduled to begin. The contract owner may change the annuity commencement date before annuitization. This change must be in writing and approved by Nationwide.

ANNUITIZING THE CONTRACT

ANNUITIZATION DATE

The annuitization date is the date that annuity payments begin. It will be the first day of a calendar month unless otherwise agreed. The annuitization date must be at least 2 years after the contract is issued, but may not be later than either:

-  the age (or date) specified in your contract; or

-  the age (or date) specified by state law, where applicable.

If the contract is issued to fund a Tax Sheltered Annuity, annuitization may occur during the first 2 years subject to Nationwide's approval.

The Internal Revenue Code may require that distributions be made prior to the annuitization dates specified above (see "Required Distributions").

ANNUITIZATION

Annuitization is the period during which annuity payments are received. It is irrevocable once payments have begun. Upon arrival of the annuitization date, the annuitant must choose:

   1) an annuity payment option; and

   2) either a fixed payment annuity, variable payment annuity, or an available combination.

Nationwide guarantees that each payment under a fixed payment annuity will be the same throughout annuitization. Under a variable payment annuity, the amount of each payment will vary with the performance of the underlying mutual funds chosen by the contract owner.

FIXED PAYMENT ANNUITY

A fixed payment annuity is an annuity where the amount of the annuity payments remains level.

The first payment under a fixed payment annuity is determined on the annuitization date based on the annuitant's age (in accordance with the contract) by:

   1) deducting applicable premium taxes from the total contract value; then

   2) applying the contract value amount specified by the contract owner to the fixed payment annuity table for the annuity payment option elected.

Subsequent payments will remain level unless the annuity payment option elected provides otherwise. Nationwide does not credit discretionary interest during annuitization.

VARIABLE PAYMENT ANNUITY

A variable payment annuity is an annuity where the amount of the annuity payments will vary depending on the performance of the underlying mutual funds selected.

--------------------------------------------------------------------------------
   A VARIABLE PAYMENT ANNUITY MAY NOT BE ELECTED WHEN EXERCISING A GUARANTEED
                         MINIMUM INCOME BENEFIT OPTION.
--------------------------------------------------------------------------------

The first payment under a variable payment annuity is determined on the annuitization date based on the annuitant's age (in accordance with the contract) by:

   1) deducting applicable premium taxes from the total contract value; then

   2) applying the contract value amount specified by the contract owner to the variable payment annuity table for the annuity payment option elected.

The dollar amount of the first payment is converted into a set number of annuity units that will represent each monthly payment. This is done by dividing the dollar amount of the first payment by the value of an annuity unit as of the annuitization date. This number of annuity units remains fixed during annuitization.

The second and subsequent payments are determined by multiplying the fixed number of annuity units by the annuity unit value for the valuation period in which the payment is due. The amount of the second and subsequent payments will vary with the performance of the selected underlying mutual funds. Nationwide guarantees that variations in mortality experience from assumptions used to calculate the first payment will not affect the dollar amount of the second and subsequent payments.

Value of an Annuity Unit

Annuity unit values for sub-accounts are determined by:

   1) multiplying the annuity unit value for the immediately preceding valuation period by the net investment factor for the subsequent valuation period (see "Determining the Contract Value"); and then

   2) multiplying the result from (1) by an interest factor to neutralize the assumed investment rate of 3.5% per year built into the purchase rate basis for variable payment annuities.

Assumed Investment Rate

An assumed investment rate is the percentage rate of return assumed to determine the amount of the first payment under a variable payment annuity. Nationwide uses the assumed investment rate of 3.5% to calculate the first annuity payment and to calculate the investment performance of an underlying mutual fund in order to determine subsequent payments under a variable payment annuity. An assumed investment rate is the percentage rate of return required to maintain level variable annuity payments. Subsequent variable annuity payments may be more or less than the first payment based on whether actual investment performance of the underlying mutual funds is higher or lower than the assumed investment rate of 3.5%.

Exchanges among Underlying Mutual Funds

Exchanges among underlying mutual funds during annuitization must be requested in writing. Exchanges will occur on each anniversary of the annuitization date.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

Payments are made based on the annuity payment option selected, unless:

   - the amount to be distributed is less than $5,000, in which case Nationwide may make one lump sum payment of the contract value; or

   - an annuity payment would be less than $50, in which case Nationwide can change the frequency of payments to intervals that will result in payments of at least $50. Payments will be made at least annually.

GUARANTEED MINIMUM INCOME BENEFIT OPTION ("GMIB")

A GMIB is a benefit which ensures the availability of a minimum amount when the contract owner wishes to annuitize the contract. This minimum amount, referred to as the Guaranteed Annuitization Value, may be used at specified times to provide a guaranteed level of determinable lifetime annuity payments. The GMIB may provide protection in the event of lower contract values that may result from the investment performance of the contract.

How the Guaranteed Annuitization Value is Determined

There are two options available at the time of application. The Guaranteed Annuitization Value is determined differently based on which option the contract owner elects.

Calculation Under GMIB Option 1

The Guaranteed Annuitization Value is equal to (a) - (b), but will never be greater than 200% of all purchase payments, where:

a) is the sum of all purchase payments, plus interest accumulated at a compounded annual rate of 5% starting at the date of issue and ending on the contract anniversary occurring immediately prior to the annuitant's 86th birthday;

b) is the reduction to (a) due to surrenders made from the contract. All such reductions will be proportionately the same as reductions to the contract value caused by surrenders. For example, a surrender which reduces the contract value by 25% will also reduce the Guaranteed Annuitization Value by 25%.

Calculation Under GMIB Option 2

The Guaranteed Annuitization Value will be equal to the highest contract value on any contract anniversary occurring prior to the annuitant's 86th birthday, less an adjustment for amounts surrendered, plus purchase payments received after that contract anniversary.

GMIB Option 1 Illustrations

The following charts illustrate the amount of income that will be provided to an annuitant if the contract owner annuitizes the contract at the 7th, 10th or 15th contract anniversary date, using GMIB Option 1.

The illustrations assume the following:

   - An initial purchase payment of $100,000 is made to the contract and allocated to the variable account;

   -  The contract is issued to a MALE at age 55, 65 or 70; and

   - A Life Annuity with 120 Months Guaranteed Fixed Payment Annuity Option is elected.

                             7 Years in Accumulation
                      $140,710.04 for GMIB at Annuitization

              Male Age        Male Age at          GMIB           Monthly
              at Issue       Annuitization     Purchase Rate*      GMIB
                 55               62               $4.72          $664.15
                 65               72               $5.96          $838.63
                 70               77               $6.79          $955.42

                            10 Years in Accumulation
                      $162,889.46 for GMIB at Annuitization

              Male Age        Male Age at          GMIB           Monthly
              at Issue       Annuitization     Purchase Rate*      GMIB
                 55               65               $5.03          $819.33
                 65               75               $6.44         $1,049.01
                 70               80               $7.32         $1,192.35

                            15 Years in Accumulation
                      $200,000.00 for GMIB at Annuitization

              Male Age        Male Age at          GMIB           Monthly
              at Issue       Annuitization     Purchase Rate*      GMIB
                 55               70               $5.66         $1,132.00
                 65               80               $7.32         $1,464.00
                 70               85               $8.18         $1,636.00

*Guaranteed monthly benefit per $1,000 applied

The illustrations should be used as a tool to assist an investor in determining whether purchasing and exercising a GMIB option is right for them. The guaranteed purchase rates assumed in the illustrations may not apply in some states, or for contracts issued under an employer sponsored plan. Different guaranteed purchase rates will also apply for females, for males who annuitize at ages other than the ages shown above or for annuitizations under other annuity payment options. Where different guaranteed purchase rates apply, GMIB amounts shown above will be different. In all cases, the guaranteed purchase rates used to calculate the GMIB will be the same as the purchase rates guaranteed in the contract for fixed annuitizations without the GMIB.

The purchase rates available in connection with annuitization options under a GMIB are minimum guaranteed purchase rates. Alternative purchase rates, which may be more favorable, may apply to annuitizations which occur without a GMIB option.

When the Guaranteed Annuitization Value May Be Used

The contract owner may use the Guaranteed Annuitization Value by annuitizing the contract during the thirty day period following any contract anniversary:

   1) after the contract has been in effect for 7 years; and

   2) the annuitant has attained age 60.

Annuity Payment Options that May Be Used With the Guaranteed Annuitization Value

The contract owner may elect any life contingent FIXED ANNUITY PAYMENT OPTION calculated using the guaranteed annuity purchase rates set forth in the contract. Such Fixed Annuity Payment Options include:

   -  Life Annuity;

   -  Joint and Last Survivor Annuity; and

   -  Life Annuity with 120 or 240 Monthly Payments Guaranteed.

Other GMIB Terms and Conditions

                            **PLEASE READ CAREFULLY**

   -  the GMIB must be elected at the time of application;

   - the annuitant must be age 82 or younger at the time the contract is issued; and

   - the GMIB is irrevocable and will remain for as long as the contract remains in force.

--------------------------------------------------------------------------------
                    IMPORTANT CONSIDERATIONS TO KEEP IN MIND
                           REGARDING THE GMIB OPTIONS

While a GMIB does provide a Guaranteed Annuitization Value, A GMIB MAY NOT BE APPROPRIATE FOR ALL INVESTORS and should be understood completely and analyzed thoroughly before being elected.

   - A GMIB DOES NOT in any way guarantee THE performance of any underlying mutual fund, or any other investment option available under the contract.

   - Once elected, the GMIB is irrevocable, meaning that even if the investment performance of underlying mutual funds or other available investment options surpasses the minimum guarantees associated with the GMIB, the GMIB charges will still be assessed.

   - The GMIB in no way restricts or limits the rights of contract owners to annuitize the contract at other times permitted under the contract, nor will it in any way restrict the right to annuitize the contract using contract values that may be higher than the Guaranteed Annuitization Value.

   - Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, and all other aspects of the contract.

   -  GMIB may not be approved in all state jurisdictions.
--------------------------------------------------------------------------------

ANNUITY PAYMENT OPTIONS

Contract owners must elect an annuity payment option before the annuitization date. The annuity payment options are:

1) LIFE ANNUITY - An annuity payable periodically, but at least annually, for the lifetime of the annuitant. Payments will end upon the annuitant's death. For example, if the annuitant dies before the second annuity payment date, the annuitant will receive only one annuity payment. The annuitant will only receive two annuity payments if he or she dies before the third annuity payment date, and so on.

2) JOINT AND SURVIVOR ANNUITY - An annuity payable periodically, but at least annually, during the joint lifetimes of the annuitant and a designated second individual. If one of these parties dies, payments will continue for the lifetime of the survivor. As is the case under option 1, there is no guaranteed number of payments. Payments end upon the death of the last surviving party, regardless of the number of payments received.

3) LIFE ANNUITY WITH 120 OR 240 MONTHLY PAYMENTS GUARANTEED - An annuity payable monthly during the lifetime of the annuitant. If the annuitant dies before all of the guaranteed payments have been made, payments will continue to the end of the guaranteed period and will be paid to a designee chosen by the annuitant at the time the annuity payment option was elected.

   The designee may elect to receive the present value of the remaining guaranteed payments in a lump sum. The present value will be computed as of the date Nationwide receives the notice of the annuitant's death.

Not all of the annuity payment options may be available in all states. Contract owners may request other options before the annuitization date. These options are subject to Nationwide's approval.

No distribution for Non-Qualified Contracts will be made until an annuity payment option has been elected. IRAs and Tax Sheltered Annuities are subject to the "minimum distribution" requirements set forth in the plan, contract, and the Internal Revenue Code.

DEATH BENEFITS

DEATH OF CONTRACT OWNER - NON-QUALIFIED CONTRACTS

If the contract owner who is not the annuitant dies before the annuitization date, the joint owner becomes the contract owner. If no joint owner is named, the contingent owner becomes the contract owner. If no contingent owner is named, the last surviving contract owner's estate becomes the contract owner.

If the contract owner and annuitant are the same, and the contract owner/annuitant dies before the annuitization date, the contingent owner will not have any rights in the contract unless the contingent owner is also the beneficiary.

Distributions under Non-Qualified Contracts will be made pursuant to the "Required Distributions for Non-Qualified Contracts" provision.

DEATH OF ANNUITANT - NON-QUALIFIED CONTRACTS

If the annuitant who is not a contract owner dies before the annuitization date, a death benefit is payable to the beneficiary unless a contingent annuitant is named. If a contingent annuitant is named, the contingent annuitant becomes the annuitant and no death benefit is payable.

The beneficiary may elect to receive the death benefit:

   1) in a lump sum;

   2) as an annuity; or

   3) in any other manner permitted by law and approved by Nationwide.

The beneficiary must notify Nationwide of this election within 60 days of the annuitant's death.

If no beneficiary survives the annuitant, the contingent beneficiary receives the death benefit. Contingent beneficiaries will share the death benefit equally, unless otherwise specified.

If no beneficiary(ies) or contingent beneficiary(ies) survive the annuitant, the contract owner or the last surviving contract owner's estate will receive the death benefit.

If the contract owner is a Charitable Remainder Trust and the annuitant dies before the annuitization date, the death benefit will accrue to the Charitable Remainder Trust. Any designation in conflict with the Charitable Remainder Trust's right to the death benefit will be void.

If the annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

DEATH OF CONTRACT OWNER/ANNUITANT

If a contract owner who is also the annuitant dies before the annuitization date, a death benefit is payable according to the "Death of the Annuitant - Non-Qualified Contracts" provision.

A joint owner will receive a death benefit if a contract owner/annuitant dies before the annuitization date.

If the contract owner/annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

DEATH BENEFIT PAYMENT

Contract owners may select an optional death benefit at the time of application (not all death benefit options may be available in all states). If no optional death benefit is elected at the time of application, the death benefit will be the standard contractual death benefit.

The death benefit value is determined as of the date Nationwide receives:

   1) proper proof of the annuitant's death;

   2) an election specifying the distribution method; and

   3) any state required form(s).

Standard Contractual Death Benefit

If the annuitant dies before the annuitization date, the death benefit will be the greater of:

   1) the contract value; or

   2) the total of all purchase payments made to the contract, less an adjustment for amounts surrendered.

The adjustment for amounts surrendered will reduce item (2) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

One-Year Enhanced Death Benefit (available for contracts issued on or after the later of January 2, 2001 or the date on which state insurance authorities approve applicable contract modifications)

If the annuitant dies before the annuitization date, the death benefit will be the greatest of:

   1) the contract value;

   2) the total of all purchase payments, less an adjustment for amounts surrendered; or

   3) the highest contract value on any contract anniversary before the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

Greater of One-Year or 5% Enhanced Death Benefit (available for contracts issued on or after the later of January 2, 2001 or the date on which state insurance authorities approve applicable contract modifications)

If the annuitant dies before the annuitization date, the death benefit will be the greatest of:

   1) the contract value;

   2) the total of all purchase payments, less an adjustment for amounts surrendered;

   3) the highest contract value on any contract anniversary before the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary; or

   4) the 5% Interest Anniversary Value.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

The 5% Interest Anniversary Value is equal to purchase payments minus amounts surrendered, accumulated at 5% compound interest until the last contract anniversary prior to the annuitant's 86th birthday. Such total accumulated amount shall not exceed 200% of the net of purchase payments and amounts surrendered. The adjustment for amounts subsequently surrendered after the most recent contract anniversary will reduce the 5% Interest Anniversary Value in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

One-Year Step Up Death Benefit (available for contracts issued prior to January 2, 2001 or on a date prior to which state insurance authorities approve applicable contract modifications)

If the annuitant dies before the annuitization date, the death benefit will be the greatest of:

   1) the contract value;

   2) the total of all purchase payments, less an adjustment for amounts surrendered; or

   3) the highest contract value on any contract anniversary before the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

5% Enhanced Death Benefit (available for contracts issued prior to January 2, 2001 or on a date prior to which state insurance authorities approve applicable contract modifications)

If the annuitant dies before the annuitization date, the death benefit will be the greater of:

   1) the contract value; or

   2) the total of all purchase payments, less any amounts surrendered, accumulated at 5% simple interest from the date of each purchase payment or surrender to the most recent contract anniversary prior to the annuitant's 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received since that contract anniversary.

The total accumulated amount will not exceed 200% of the net of purchase payments and amounts surrendered. The adjustment for amounts subsequently surrendered after the most recent contract anniversary will reduce the 5% interest anniversary value in the same proportion that the contract value was reduced on the date(s) of the partial surrender(s).

REQUIRED DISTRIBUTIONS

The Internal Revenue Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus. Following is an overview of the required distribution rules applicable to each type of contract. Please consult a qualified tax or financial adviser for more specific required distribution information.

REQUIRED DISTRIBUTIONS - GENERAL INFORMATION

In general, a beneficiary is an entity or person that the contract owner designates to receive death proceeds upon the contract owner's death. The distribution rules in the Internal Revenue Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made from IRAs, SEP IRAs, Roth IRAs and Tax Sheltered Annuities after the death of the annuitant, or that are made from Non-Qualified Contracts after the death of the contract owner. A designated beneficiary is a natural person who is designated by the contract owner as the beneficiary under the contract. Non-natural beneficiaries (e.g. charities or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is zero.

Life expectancies and joint life expectancies will be determined pursuant to Treasury Regulation 1.72-9, or such additional guidance as may be provided pursuant to Proposed Treasury Regulation 1.401(a)(9)-5, Q&A 7.

Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner. How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries. For Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period are those in effect on the date of the contract owner's death. For contracts other than Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period do not have to be determined until December 31 of the year following the contract owner's death. If there is more than one beneficiary, the life expectancy of the beneficiary with the shortest life expectancy is used to determine the distribution period. Any beneficiary that is not a designated beneficiary has a life expectancy of zero.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

Internal Revenue Code Section 72(s) requires Nationwide to make certain distributions when a contract owner dies. The following distributions will be made in accordance with the following requirements:

   1) If any contract owner dies on or after the annuitization date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.

   2) If any contract owner dies before the annuitization date, then the entire interest in the contract (consisting of either the death benefit or the contract value reduced by charges set forth elsewhere in the contract) will be distributed within 5 years of the contract owner's death, provided however:

      a) any interest payable to or for the benefit of a designated beneficiary may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary. Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; and

      b) if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit. Any distributions required under these distribution rules will be made upon that spouse's death.

In the event that the contract owner is not a natural person (e.g., a trust or corporation), for purposes of these distribution provisions:

   a) the death of the annuitant will be treated as the death of a contract owner;

   b) any change of annuitant will be treated as the death of a contract owner; and

   c) in either case, the appropriate distribution will be made upon the death or change, as the case may be.

These distribution provisions do not apply to any contract exempt from Section 72(s) of the Internal Revenue Code by reason of Section 72(s)(5) or any other law or rule.

The designated beneficiary must elect a method of distribution and notify Nationwide of this election within 60 days of the contract owner's death.

REQUIRED DISTRIBUTIONS FOR TAX SHELTERED ANNUITIES, INDIVIDUAL RETIREMENT ANNUITIES, SEP IRAS, AND ROTH IRAS

Distributions from a Tax Sheltered Annuity, Individual Retirement Annuity or SEP IRA must begin no later than April 1 of the calendar year following the calendar year in which the contract owner reaches age 70-1/2. Distributions may be paid in a lump sum or in substantially equal payments over:

   a) the life of the contract owner or the joint lives of the contract owner and the contract owner's designated beneficiary; or

   b) a period not longer than the period determined under the table in Proposed Treasury Regulation 1.401(a)(9)-5, Q&A4, which is the deemed joint life expectancy of the contract owner and a person 10 years younger than the contract owner. If the designated beneficiary is the spouse of the contract owner, the period may not exceed the longer of the period determined under such table or the joint life expectancy of the contract owner and the contract owner's spouse, determined in accordance with Treasury Regulation 1.72-9, or such additional guidance as may be provided pursuant to Proposed Treasury Regulation 1.401(a)(9)-5, Q&A7.

For Tax Sheltered Annuities, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Tax Sheltered Annuity of the contract owner.

For Individual Retirement Annuities, and SEP IRAs required distributions do not have to be withdrawn from this contract if they are being withdrawn from another

Individual Retirement Annuity, or SEP IRA of the contract owner.

If the contract owner's entire interest in a Tax Sheltered Annuity, Individual Retirement Annuity, or SEP IRA will be distributed in equal or substantially equal payments over a period described in (a) or (b) above, the payments must begin on or before the required beginning date. The required beginning date is April 1 of the calendar year following the calendar year in which the contract owner reaches age 70-1/2. The rules for Roth IRAs do not require distributions to begin during the contract owner's lifetime, therefore, the required beginning date is not applicable to Roth IRAs.

If the contract owner dies before the required beginning date (in the case of a Tax Sheltered Annuity, Individual Retirement Annuity, or SEP IRA) or before the entire contract value is distributed (in the case of Roth IRAs), any remaining interest in the contract must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

   a) if the designated beneficiary is the contract owner's spouse, the applicable distribution period is the surviving spouse's remaining life expectancy using the surviving spouse's birthday for each distribution calendar year after the calendar year of the contract owner's death. For calendar years after the death of the contract owner's surviving spouse, the applicable distribution period is the spouse's remaining life expectancy using the spouse's age in the calendar year of the spouse's death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse's death;

   b) if the designated beneficiary is not the contract owner's surviving spouse, the applicable distribution period is the designated beneficiary's remaining life expectancy using the designated beneficiary's birthday in the calendar year immediately following the calendar year of the contract owner's death, reduced by one for each calendar year that elapsed thereafter; and

   c) if there is no designated beneficiary, the entire balance of the contract must be distributed by December 31 of the fifth year following the contract owner's death.

If the contract owner dies on or after the required beginning date, the interest in the Tax Sheltered Annuity, Individual Retirement Annuity, or SEP IRA must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

   a) if the designated beneficiary is the contract owner's spouse, the applicable distribution period is the surviving spouse's remaining life expectancy using the surviving spouse's birthday for each distribution calendar year after the calendar year of the contract owner's death. For calendar years after the death of the contract owner's surviving spouse, the applicable distribution period is the spouse's remaining life expectancy using the spouse's age in the calendar year of the spouse's death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse's death;

   b) if the designated beneficiary is not the contract owner's surviving spouse, the applicable distribution period is the designated beneficiary's remaining life expectancy using the designated beneficiary's birthday in the calendar year immediately following the calendar year of the contract owner's death, reduced by one for each calendar year that elapsed thereafter; and

   c) if there is no designated beneficiary, the applicable distribution period is the contract owner's remaining life expectancy using the contract owner's birthday in the calendar year of the contract owner's death, reduced by one for each year thereafter.

If distribution requirements are not met, a penalty tax of 50% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

For Individual Retirement Annuities, and SEP IRAs, a portion of each distribution will be included in the recipient's gross income and taxed at ordinary income tax rates. The portion of a distribution which is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non-taxable distributions and total account balances at the time of the distribution. The owner of an Individual Retirement Annuity, or SEP IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed non taxable distributions for all years, and the total balance of all Individual Retirement Annuities, or SEP IRAs.

Distributions from Roth IRAs may be either taxable or nontaxable, depending upon whether they are "qualified distributions" or "non-qualified distributions" (see "Federal Tax
Considerations").

FEDERAL TAX CONSIDERATIONS

FEDERAL INCOME TAXES

The tax consequences of purchasing a contract described in this prospectus will depend on:

-  the type of contract purchased;

-  the purposes for which the contract is purchased; and

- the personal circumstances of individual investors having interests in the contracts.

See "Synopsis of the Contracts" for a brief description of the various types of contracts and the different purposes for which the contracts may be purchased.

Existing tax rules are subject to change, and may affect individuals differently depending on their situation. Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.

If the contract is purchased as an investment of certain retirement plans (such as qualified retirement plans, Individual Retirement Accounts, and custodial accounts as described in Sections 401, 408(a), and 403(b)(7) of the Internal Revenue Code), the tax advantages enjoyed by the contract owner and/or annuitant may relate to participation in the plan rather than ownership of the annuity contract. Such plans are permitted to purchase investments other than annuities and retain tax-deferred status.

The following is a brief summary of some of the federal income tax considerations related to the contracts. In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes. The tax rules across all states and localities are not uniform and therefore will not be discussed in this prospectus. Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed. Nothing in this prospectus should be considered to be tax advice. Contract owners and prospective contract owners should consult a financial consultant, tax adviser or legal counsel to discuss the taxation and use of the contracts.

The Internal Revenue Code sets forth different income tax rules for the following types of annuity contracts:

-  Individual Retirement Annuities;

-  SEP IRAs;

-  Roth IRAs;

-  Tax Sheltered Annuities; and

-  Non-Qualified Contracts.

Individual Retirement Annuities and SEP IRAs

Distributions from Individual Retirement Annuities and SEP IRAs are generally taxed when received. If any of the amount contributed to the IRA was nondeductible for federal income tax purposes, then a portion of each distribution is excludable from income.

If distributions of income from an IRA are made prior to the date that the owner attains the age of 59-1/2 years, the income is subject to the regular income tax and an additional penalty tax of 10% is generally applicable. The 10% penalty tax can be avoided if the distribution is:

-  made to a beneficiary on or after the death of the owner;

- attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

- part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

-  used for qualified higher education expenses; or

- used for expenses attributable to the purchase of a home for a qualified first-time buyer.

Roth IRAs

Distributions of earnings from Roth IRAs are taxable or nontaxable depending upon whether they are "qualified distributions" or "non-qualified distributions." A "qualified distribution" is one that satisfies the five-year rule and meets one of the following requirements:

-  it is made on or after the date on which the contract owner attains age
   59-1/2;

- it is made to a beneficiary (or the contract owner's estate) on or after the death of the contract owner;

-  it is attributable to the contract owner's disability; or

- it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.

The five year rule generally is satisfied if the distribution is not made within the five taxable year period beginning with the first taxable year in which a contribution is made to any Roth IRA established for the owner.

A qualified distribution is not includable in gross income for federal income tax purposes.

A non-qualified distribution is not includable in gross income to the extent that the distribution, when added to all previous distributions, does not exceed the total amount of contributions made to the Roth IRA. Any non-qualified distribution in excess of total contributions is includable in the contract owner's gross income in the year that is distributed to the contract owner.

Special rules apply for Roth IRAs that have proceeds received from an IRA prior to January 1, 1999 if the owner elected the special 4-year income averaging provisions that were in effect for 1998.

If non-qualified distributions of income from a Roth IRA are made prior to the date that the owner attains the age of 59-1/2 years, the income is subject to both the regular income tax and an additional penalty tax of 10%. The penalty tax can be avoided if the distribution is:

-  made to a beneficiary on or after the death of the owner;

- attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

- part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

-  for qualified higher education expenses; or

- used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner's gross estate for tax purposes.

Tax Sheltered Annuities

Distributions from Tax Sheltered Annuities are generally taxed when received. A portion of each distribution is excludable from income based on a formula established pursuant to the Internal Revenue Code. The formula excludes from income the amount invested in the contract divided by the number of anticipated payments until the full investment in the contract is recovered. Thereafter all distributions are fully taxable.

If a distribution of income is made from a Tax Sheltered Annuity prior to the date that the owner attains the age of 59-1/2 years, the income is subject to both the regular income tax and an additional penalty tax of 10%. The penalty tax can be avoided if the distribution is:

-  made to a beneficiary on or after the death of the owner;

- attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

- part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

-  for qualified higher education expenses;

- used for expenses attributable to the purchase of a home for a qualified first-time buyer; or

- made to the owner after separation from service with his or her employer after age 55.

Non-Qualified Contracts - Natural Persons as Contract Owners

Generally, the income earned inside a Non-Qualified Contract that is owned by a natural person is not taxable until it is distributed from the contract.

Distributions before the annuitization date are taxable to the contract owner to the extent that the cash value of the contract exceeds the contract owner's investment at the time of the distribution. Distributions, for this purpose, include partial surrenders, any portion of the contract that is assigned or pledged, or any portion of the contract that is transferred by gift. For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.

With respect to annuity distributions on or after the annuitization date, a portion of each annuity payment is excludable from taxable income. The amount excludable is based on the ratio between the contract owner's investment in the contract and the expected return on the contract. Once the entire investment in the contract is recovered, all distributions are fully includable in income. The maximum amount excludable from income is the investment in the contract. If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.

In determining the taxable amount of a distribution, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.

A special rule applies to distributions from contracts that have investments that were made prior to August 14, 1982. For those contracts, distributions that are made prior to the annuitization date are treated first as a recovery of the investment in the contract as of that date. A distribution in excess of the amount of the investment in the contract as of August 14, 1982 will be treated as taxable income.

The Internal Revenue Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59-1/2. The amount of the penalty is 10% of the portion of any distribution that is includable in gross income. The penalty tax does not apply if the distribution is:

-  the result of a contract owner's death;

- the result of a contract owner's disability (as defined in the Internal Revenue Code);

- one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner; or

-  is allocable to an investment in the contract before August 14, 1982.

Non-Qualified Contracts - Non-Natural Persons as Contract Owners

The previous discussion related to the taxation of Non-Qualified Contracts owned by individuals. Different rules (the so-called "non-natural person" rules) apply if the contract owner is not a natural person.

Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts under the Internal Revenue Code. Therefore, income earned under a Non-Qualified Contract that is owned by a non-natural person is taxed as ordinary income during the taxable year that it is earned. Taxation is not deferred, even if the income is not distributed out of the contract. The income is taxable as ordinary income, not capital gain.

The non-natural person rules do not apply to all entity-owned contracts. A contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual. This would cause the contract to be treated as an annuity under the Internal Revenue Code, allowing tax deferral. However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.

The non-natural person rules also do not apply to contracts that are:

-  acquired by the estate of a decedent by reason of the death of the decedent;

- issued in connection with certain qualified retirement plans and individual retirement plans;

- purchased by an employer upon the termination of certain qualified retirement plans; or

- immediate annuities within the meaning of Section 72(u) of the Internal Revenue Code.

WITHHOLDING

Pre-death distributions from the contracts are subject to federal income tax. Nationwide will withhold the tax from the distributions unless the contract owner requests otherwise. If the distribution is from a Tax Sheltered Annuity, it will be subject to mandatory 20% withholding that cannot be waived, unless:

-  the distribution is made directly to another Tax Sheltered Annuity or IRA; or

- the distribution satisfies the minimum distribution requirements imposed by the Internal Revenue Code.

In addition, under some circumstances, the Internal Revenue Code will not permit contract owners to waive withholding. Such circumstances include:

- if the payee does not provide Nationwide with a taxpayer identification number; or

- if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect.

If a contract owner is prohibited from waiving withholding, as described above, the distribution will be subject to mandatory back-up withholding. The mandatory back-up withholding rate is established by Section 3406 of the Internal Revenue Code and is applied against the amount of income that is distributed.

NON-RESIDENT ALIENS

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed. Nationwide is required to withhold this amount and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must:

1) provide Nationwide with proof of residency and citizenship (in accordance with Internal Revenue Service requirements); and

2) provide Nationwide with an individual taxpayer identification number.

If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.

Another way to avoid the 30% withholding is for the non-resident alien to provide Nationwide with sufficient evidence that:

1) the distribution is connected to the non-resident alien's conduct of business in the United States; and

2) the distribution is not includable in the non-resident alien's gross income for United States federal income tax purposes.

Note that these distributions may be subject to back-up withholding, currently 31%, if a correct taxpayer identification number is not provided.

FEDERAL ESTATE, GIFT, AND GENERATION SKIPPING TRANSFER TAXES

The following transfers may be considered a gift for federal gift tax purposes:

   -  a transfer of the contract from one contract owner to another; or

   -  a distribution to someone other than a contract owner.

Upon the contract owner's death, the value of the contract may subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.

Section 2612 of the Internal Revenue Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any. A direct skip is when property is transferred to, or a death benefit or other distribution is made to:

   a) an individual who is two or more generations younger than the contract owner; or

   b) certain trusts, as described in Section 2613 of the Internal Revenue Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the contract owner).

If the contract owner is not an individual, then for this purpose ONLY, "contract owner" refers to any person:

- who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or

- who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.

If a transfer is a direct skip, Nationwide will deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.

CHARGE FOR TAX

Nationwide is not required to maintain a capital gain reserve liability on Non-Qualified Contracts. If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.

DIVERSIFICATION

Internal Revenue Code Section 817(h) contains rules on diversification requirements for variable annuity contracts. A variable annuity contract that does not meet these diversification requirements will not be treated as an annuity, unless:

   -  the failure to diversify was accidental;

   -  the failure is corrected; and

   -  a fine is paid to the Internal Revenue Service.

The amount of the fine will be the amount of tax that would have been paid by the contract owner if the income, for the period the contract was not diversified, had been received by the contract owner.

If the violation is not corrected, the contract owner will be considered the owner of the underlying securities and will be taxed on the earnings of his or her contract. Nationwide believes that the investments underlying this contract meet these diversification requirements.

TAX CHANGES

The foregoing tax information is based on Nationwide's understanding of federal tax laws. It is NOT intended as tax advice. All information is subject to change without notice. You should consult with your tax and/or financial adviser for more information.

In 2001, the Economic Growth and Tax Relief Reconciliation Act (EGTRRA) was enacted. EGTRRA made numerous changes to the Internal Revenue Code, including the following:

   -  generally lowering federal income tax rates;

   - increasing the amounts that may be contributed to various retirement plans, such as IRAs, Tax Sheltered Annuities and Qualified Plans;

   - increasing the portability of various retirement plans by permitting IRAs, Tax Sheltered Annuities, Qualified Plans and certain governmental 457 plans to "roll" money from one plan to another;

   -  eliminating and/or reducing the highest federal estate tax rates;

   -  increasing the estate tax credit; and

   -  for persons dying after 2009, repealing the estate tax.

All of the changes resulting from EGTRRA are scheduled to "sunset," or become ineffective, after December 31, 2010 unless they are extended by additional legislation. If changes resulting from EGTRRA are not extended, beginning January 1, 2011, the Internal Revenue Code will be restored to its pre-EGTRRA form. This creates uncertainty as to future tax requirements and implications. Please consult a qualified tax or financial adviser for further information relating to EGTRRA and other tax issues.

STATEMENTS AND REPORTS

Nationwide will mail contract owners statements and reports. Therefore, contract owners should promptly notify Nationwide of any address change.

These mailings will contain:

   -  statements showing the contract's quarterly activity;

   - confirmation statements showing transactions that affect the contract's value. Confirmation statements will not be sent for recurring transactions (i.e., Dollar Cost Averaging or salary reduction programs). Instead, confirmation of recurring transactions will appear in the contract's quarterly statements;

   - semi-annual reports as of June 30 containing financial statements for the variable account; and

   - annual reports as of December 31 containing financial statements for the variable account.

Contract owners should review statements and confirmations carefully. All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the contract. Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named Nationwide affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. On June 11, 1999, Nationwide and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by Nationwide and the other named defendants. On January 25, 2002, the plaintiffs filed a motion for leave to amend their complaint to add three new named plaintiffs. On February 9, 2002, the plaintiffs filed a motion for class certification. The class has not been certified. Nationwide intends to defend this lawsuit vigorously.

On August 15, 2001, Nationwide was named in a lawsuit filed in Connecticut federal court titled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On September 5, 2001, the plaintiffs amended their complaint to include class action allegations. The plaintiffs seek to represent a class of plan trustees who purchased variable annuities to fund qualified ERISA retirement plans. The amended complaint alleges that the retirement plans purchased variable annuity contracts from Nationwide which invested in mutual funds that were offered by separate mutual fund companies; that Nationwide was a fiduciary under ERISA and that Nationwide breached its fiduciary duty when it accepted certain fees from the mutual fund companies that purportedly were never disclosed by Nationwide; and that Nationwide violated ERISA by replacing many of the mutual funds originally included in the plaintiffs' annuities with "inferior" funds because the new funds purportedly paid more in revenue sharing. The amended complaint seeks disgourgement of fees by Nationwide and other unspecified compensatory damages. On November 15, 2001, Nationwide filed a motion to dismiss the amended complaint, which has not been decided. On December 3, 2001, the plaintiffs filed a motion for class certification. On January 15, 2002, the plaintiffs filed a response to Nationwide's motion to dismiss the amended complaint. On February 22, 2002, Nationwide filed a reply in support of its motion to dismiss. The class has not been certified. Nationwide intends to defend this lawsuit vigorously.

There can be no assurance that any such litigation will not have a material adverse effect on Nationwide in the future.

Waddell & Reed, Inc. is a party to legal proceedings incident to its normal business operations. While there can be no assurances, none of the currently pending legal proceedings are anticipated to have a materially adverse effect on the ability of Waddell & Reed, Inc. to perform the services as distributor of the contracts. Among the legal proceedings to which Waddell & Reed, Inc. is a party are the following proceedings relating to the distribution of variable annuities:

On March 19, 2002, a jury found in favor of United Investors Life Insurance Company ("UILIC") in a civil lawsuit filed by UILIC on May 4, 2000, in Alabama District Court against Waddell & Reed, Inc. and certain of its affiliated companies and assessed compensatory damages in the amount of $50 million dollars. The lawsuit primarily involved the enforceability of a letter agreement signed by UILIC and Waddell & Reed, Inc. in July of 1999 and claims by UILIC that Waddell & Reed, Inc. tortiously interfered with its business relations by recommending to certain of its customers that they exchange their UILIC variable annuities for variable annuities issued by Nationwide. Waddell & Reed, Inc. plans to contest the jury verdict through post-trial remedies and, if necessary, appeal.

UILIC has also filed a civil lawsuit against Waddell & Reed, Inc. and certain of its affiliated companies in the Superior Court of the State of California on October 10, 2001, alleging violation of California Business and Professions Code
Section 17200, et seq. in connection with the sale of variable annuities. UILIC seeks injunctive and monetary relief for alleged improper sales practices in connection with recommendations to certain customers residing in California that they exchange their UILIC variable annuities for variable annuities issued by Nationwide. Waddell & Reed, Inc. and its affiliated companies named in the lawsuit have filed a motion to dismiss the case. Waddell & Reed, Inc. intends to vigorously defend itself in this lawsuit.

On October 10, 2001, the Kansas Securities Commissioner commenced an administrative action against Waddell & Reed, Inc. alleging that the firm failed to provide sufficient instructions to its financial advisors regarding the completion of client disclosure forms. The matter is pending.

ADVERTISING

A "yield" and "effective yield" may be advertised for the W&R Target Funds, Inc.
- Money Market Portfolio. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the W&R Target Funds, Inc. - Money Market Portfolio's units. Yield is an annualized figure, which means that it is assumed that the W&R Target Funds, Inc. - Money Market Portfolio generates the same level of net income over a 52-week period. The "effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the SEC. The effective yield will be slightly higher than yield due to this compounding effect.

Nationwide may advertise the performance of a sub-account in relation to the performance of other variable annuity sub-accounts, underlying mutual fund options with similar or different objectives, or the investment industry as a whole. Other investments to which the sub-accounts may be compared include, but are not limited to:

   -  precious metals;
   -  real estate;
   -  stocks and bonds;
   -  closed-end funds;
   -  bank money market deposit accounts and passbook savings;
   -  CDs; and
   -  the Consumer Price Index.

Market Indexes

The sub-accounts will be compared to certain market indexes, such as:

-  S&P 500;
-  Shearson/Lehman Intermediate Government/Corporate Bond Index;
-  Shearson/Lehman Long-Term Government/Corporate Bond Index;
-  Donoghue Money Fund Average;
-  U.S. Treasury Note Index;
-  Bank Rate Monitor National Index of 2-1/2 Year CD Rates; and
-  Dow Jones Industrial Average.

Tracking & Rating Services; Publications

Nationwide's rankings and ratings are sometimes published by other services, such as:

   -  Lipper Analytical Services, Inc.;
   -  CDA/Wiesenberger;
   -  Morningstar;
   -  Donoghue's;
   -  magazines such as:
      -- Money;
      -- Forbes;
      -- Kiplinger's Personal Finance Magazine;
      -- Financial World;
      -- Consumer Reports;
      -- Business Week;
      -- Time;
      -- Newsweek;
      -- National Underwriter; and
      -- News and World Report;
   -  LIMRA;
   -  Value;
   -  Best's Agent Guide;
   -  Western Annuity Guide;
   -  Comparative Annuity Reports;
   -  Wall Street Journal;
   -  Barron's;
   -  Investor's Daily;
   -  Standard & Poor's Outlook; and
   -  Variable Annuity Research & Data Service (The VARDS Report).

These rating services and publications rank the underlying mutual funds' performance against other funds. These rankings may or may not include the effects of sales charges or other fees.

Financial Rating Services

Nationwide is also ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company. Nationwide may advertise these ratings. These ratings reflect Nationwide's financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the variable account.

Some Nationwide advertisements and endorsements may include lists of organizations, individuals or other parties that recommend Nationwide or the contract. Furthermore, Nationwide may occasionally advertise comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Historical Performance of the Sub-Accounts

Nationwide will advertise historical performance of the sub-accounts. Nationwide may advertise the sub-account's standardized average annual total return ("standardized return") calculated in a manner prescribed by the SEC, and non-standardized total return ("non-standardized return").

Standardized return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year periods (or for a period covering the time the underlying mutual fund has been available in the variable account if it has not been available for one of the prescribed periods). This calculation reflects the variable account charges that would be assessed to a contract if the maximum number of optional benefits are chosen (2.30%). Standardized return does not reflect the deduction of state premium taxes, which may be imposed by certain states.

Non-standardized return is calculated similarly to standardized return except non-standardized return assumes an initial investment of $25,000 and variable account charges of 1.20%. An assumed initial investment of $25,000 is used because that amount more accurately reflects the average contract size.

Both methods of calculation reflect total return for the most recent one, five and ten year periods (or for a period covering the time the underlying mutual fund has been in existence). For those underlying mutual funds which have not been available for one of the prescribed periods, the non-standardized total return illustrations will show the investment performance the underlying mutual funds would have achieved had they been available in the variable account for one of the periods. If the underlying mutual fund has been available in the variable account for less than one year (or if the underlying mutual fund has been effective for less than one year), standardized and non-standardized performance is not annualized.

The standardized average annual total return and non-standardized total return quotations are calculated using underlying mutual fund expense data for the period ended December 31, 2001. However, Nationwide generally provides performance information more frequently. Information relating to performance of the sub-accounts is based on historical earnings and does not represent or guarantee future results.


                         SUB-ACCOUNT PERFORMANCE SUMMARY

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                                                                 10 Years
                                                                                               or Date Fund
                                                                                               Available in      Date Fund
                                                                                               the Variable     Available in
                                                                 1 Year to      5 Years to      Account to      the Variable
                    Sub-Account Option                           12/31/2001     12/31/2001      12/31/2001        Account
  --------------------------------------------------------------------------------------------------------------------------
   W&R Target Funds, Inc. - Asset Strategy Portfolio              -12.04%           N/A            -8.14%         12/01/00
   W&R Target Funds, Inc. - Balanced Portfolio                     -8.12%           N/A            -5.57%         12/01/00
   W&R Target Funds, Inc. - Bond Portfolio                          4.99%           N/A             6.71%         12/01/00
   W&R Target Funds, Inc. - Core Equity Portfolio                 -16.88%           N/A           -14.08%         12/01/00
   W&R Target Funds, Inc. - Growth Portfolio                      -16.32%           N/A           -14.30%         12/01/00
   W&R Target Funds, Inc. - High Income Portfolio                   6.66%           N/A             6.79%         12/01/00
   W&R Target Funds, Inc. - International Portfolio               -24.03%           N/A           -21.45%         12/01/00
   W&R Target Funds, Inc. - Limited-Term Bond Portfolio             6.69%           N/A             7.45%         12/01/00
   W&R Target Funds, Inc. - Money Market Portfolio                  1.23%           N/A             1.44%         12/01/00
   W&R Target Funds, Inc. - Science and Technology Portfolio      -13.95%           N/A           -15.45%         12/01/00
   W&R Target Funds, Inc. - Small Cap Portfolio                    -4.20%           N/A            -3.26%         12/01/00
   W&R Target Funds, Inc. - Value Portfolio                          N/A            N/A             0.45%         05/01/01

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                                                                  10 Years
                                                                 1 Year to      5 Years to      to 12/31/2001      Date Fund
                    Sub-Account Option                           12/31/2001     12/31/2001     or Life of Fund     Effective
  --------------------------------------------------------------------------------------------------------------------------
   W&R Target Funds, Inc. - Asset Strategy Portfolio              -11.04%          9.88%            8.23%          05/01/95
   W&R Target Funds, Inc. - Balanced Portfolio                     -7.08%          6.12%            7.91%          05/03/94
   W&R Target Funds, Inc. - Bond Portfolio                          6.18%          5.24%            5.60%          07/13/87
   W&R Target Funds, Inc. - Core Equity Portfolio                 -15.94%          8.54%           11.42%          07/16/91
   W&R Target Funds, Inc. - Growth Portfolio                      -15.37%         11.20%           13.41%          07/13/87
   W&R Target Funds, Inc. - High Income Portfolio                   7.86%          2.37%            6.43%          07/13/87
   W&R Target Funds, Inc. - International Portfolio               -23.17%          7.67%            7.45%          05/03/94
   W&R Target Funds, Inc. - Limited-Term Bond Portfolio             7.90%          5.33%            5.37%          05/03/94
   W&R Target Funds, Inc. - Money Market Portfolio                  2.36%          3.60%            3.19%          07/13/87
   W&R Target Funds, Inc. - Science and Technology Portfolio      -12.98%           N/A            26.61%          04/04/97
   W&R Target Funds, Inc. - Small Cap Portfolio                    -3.12%         12.44%           15.53%          05/03/94
   W&R Target Funds, Inc. - Value Portfolio                         N/A             N/A             1.21%          05/01/01

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
General Information and History..........................................      1
Services.................................................................      1
Purchase of Securities Being Offered.....................................      1
Underwriters.............................................................      2
Calculations of Performance..............................................      2
Annuity Payments.........................................................      3
Condensed Financial Information..........................................      3
Financial Statements.....................................................    156

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS

The underlying mutual funds listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.

There is no guarantee that the investment objectives will be met.

W&R TARGET FUNDS, INC.

The Fund is an open-end, diversified management company organized as a Maryland corporation on December 2, 1986. The Fund sells its shares only to the separate accounts of participating insurance companies to fund certain variable life insurance policies and variable annuity contracts. Waddell & Reed Investment Management Company is the Fund's investment adviser.

   ASSET STRATEGY PORTFOLIO
   Investment Objective: High total return over the long-term. The Portfolio seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments, both in the United States and abroad.

   BALANCED PORTFOLIO
   Investment Objective: Primarily, current income, with a secondary goal of long-term appreciation of capital. The Portfolio invests primarily in a mix of stocks, fixed-income securities and cash, depending on market conditions.

   BOND PORTFOLIO
   Investment Objective: A reasonable return with emphasis on preservation of capital. The Portfolio seeks to achieve its goal by investing primarily in domestic debt securities, usually of investment grade.

   CORE EQUITY PORTFOLIO
   Investment Objective: Capital growth and income. The Portfolio seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies that have the potential for capital appreciation, or are expected to resist market decline.

   GROWTH PORTFOLIO
   Investment Objective: Capital growth, with a secondary goal of current income. The Portfolio seeks to achieve its goal by investing primarily in common stocks of U.S. and foreign companies.

   HIGH INCOME PORTFOLIO
   Investment Objective: Primarily, high current income with a secondary goal of capital growth. The Portfolio seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio's goals.

   INTERNATIONAL PORTFOLIO
   Investment Objective: Primarily, long-term appreciation of capital, with a secondary goal of current income. The Portfolio seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-term growth.

   LIMITED-TERM BOND PORTFOLIO
   Investment Objective: A high level of current income consistent with preservation of capital. The Portfolio seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities, with an average portfolio maturity of 2 to 5 years.

   MONEY MARKET PORTFOLIO
   Investment Objective: Current income consistent with stability of principal. The Portfolio seeks to achieve it goal by investing in U.S.
   dollar-denominated high quality money market obligations and instruments.

   SCIENCE AND TECHNOLOGY PORTFOLIO
   Investment Objective: Long-term capital growth. The Portfolio seeks to achieve its goals by concentrating its investments primarily in equity securities of U.S. and foreign science and technology companies.

   SMALL CAP PORTFOLIO
   Investment Objective: Capital growth. The Portfolio seeks to achieve its goal by investing primarily in common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

   VALUE PORTFOLIO
   Investment Objective: Long-term capital appreciation of capital by investing, during normal market conditions, primarily in the stocks of large U.S. and foreign companies that are undervalued relative to the true worth of the company.

APPENDIX B: CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------
The following tables list the Condensed Financial Information (the accumulation unit values for accumulation units outstanding) for contracts with no optional benefits (the minimum variable account charge of 1.20%) and contracts with all available optional benefits available on December 31, 2001 (the maximum variable account charge of 2.30%). Should the variable account charges applicable to your contract fall between the maximum and minimum charges, AND you wish to see a copy of the Condensed Financial Information applicable to your contracts, such information can be obtained in the Statement of Additional Information FREE OF CHARGE by:

                    CALLING:  1-866-221-1100, TDD 1-800-238-3035

                    WRITING:  Nationwide Life Insurance Company
                              P.O. Box 182449
                              Columbus, Ohio 43218-2449

                    CHECKING ON-LINE AT:  www.waddell.com
--------------------------------------------------------------------------------


                   NO OPTIONAL BENEFITS ELECTED (TOTAL 1.20%)
           (VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS
                            OF THE VARIABLE ACCOUNT)


UNDERLYING MUTUAL FUND     ACCUMULATION    ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF         YEAR
                           UNIT VALUE AT   VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                           BEGINNING OF    PERIOD              VALUE               UNITS AT END OF
                           PERIOD                                                  PERIOD

W&R Target Funds, Inc. -     10.379906            9.233503          -11.04%                0         2001
Asset Strategy Portfolio
- Q/NQ

W&R Target Funds, Inc. -     10.238551            9.514063           -7.08%                0         2001
Balanced Portfolio - Q/NQ




W&R Target Funds, Inc. -     10.226347           10.858121            6.18%                0         2001
Bond Portfolio - Q/NQ




W&R Target Funds, Inc. -     10.219013            8.590536          -15.94%                0         2001
Core Equity Portfolio -
Q/NQ

W&R Target Funds, Inc. -     10.121935            8.565867          -15.37%                0         2001
Growth Portfolio - Q/NQ

UNDERLYING MUTUAL FUND     ACCUMULATION    ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF         YEAR
                           UNIT VALUE AT   VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                           BEGINNING OF    PERIOD              VALUE               UNITS AT END OF
                           PERIOD                                                  PERIOD

W&R Target Funds, Inc. -     10.074666           10.866781            7.86%                0         2001
High Income Portfolio -
Q/NQ

W&R Target Funds, Inc. -     10.147803            7.796236          -23.17%                0         2001
International Portfolio
- Q/NQ

W&R Target Funds, Inc. -     10.138630           10.939304            7.90%                0         2001
Limited-Term Bond
Portfolio - Q/NQ

W&R Target Funds, Inc. -     10.040129           10.275484            2.34%                0         2001
Money Market Portfolio -
Q/NQ*

W&R Target Funds, Inc. -      9.701363            8.442316          -12.98%                0         2001
Science and Technology
Portfolio - Q/NQ

W&R Target Funds, Inc. -     10.080492            9.766240           -3.12%                0         2001
Small Cap Portfolio -
Q/NQ

W&R Target Funds, Inc. -     10.000000           10.120543            1.21%                0         2001
Value Portfolio - Q/NQ


* The 7 day yield for W&R Target Funds, Inc. - Money Market Portfolio as of December 31, 2001 was 0.18%.

The Waddell & Reed Target Funds, Inc. were added to the variable account on May 1, 2001. Therefore, the Condensed Financial Information for 2001 reflects the reporting period from May 1, 2001 through December 31, 2001.

                     OPTIONAL BENEFITS ELECTED (TOTAL 2.30%)
           (VARIABLE ACCOUNT CHARGES OF 2.30% OF THE DAILY NET ASSETS
                            OF THE VARIABLE ACCOUNT)

UNDERLYING MUTUAL FUND     ACCUMULATION    ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF         YEAR
                           UNIT VALUE AT   VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                           BEGINNING OF    PERIOD              VALUE               UNITS AT END OF
                           PERIOD                                                  PERIOD

W&R Target Funds, Inc. -     10.000000            8.948431          -10.52%                0         2001
Asset Strategy Portfolio
- Q/NQ

W&R Target Funds, Inc. -     10.000000            9.258525           -7.41%                0         2001
Balanced Portfolio -
Q/NQ


W&R Target Funds, Inc. -     10.000000           10.410447            4.10%                0         2001
Bond Portfolio - Q/NQ


W&R Target Funds, Inc. -     10.000000            8.523473          -14.77%                0         2001
Core Equity Portfolio -
Q/NQ


W&R Target Funds, Inc. -     10.000000            8.687295          -13.13%                0         2001
Growth Portfolio - Q/NQ


W&R Target Funds, Inc. -     10.000000           10.657423            6.57%                0         2001
High Income Portfolio -
Q/NQ


W&R Target Funds, Inc. -     10.000000            7.624254          -23.76%                0         2001
International Portfolio
- Q/NQ


W&R Target Funds, Inc. -     10.000000           10.623567            6.24%                0         2001
Limited-Term Bond
Portfolio - Q/NQ

W&R Target Funds, Inc. -     10.000000           10.119849            1.20%                0         2001
Money Market Portfolio -
Q/NQ

* The 7 day yield for W&R Target Funds, Inc. - Money Market Portfolio as of December 31, 2001 was -0.92%.

UNDERLYING MUTUAL FUND     ACCUMULATION    ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF         YEAR
                           UNIT VALUE AT   VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                           BEGINNING OF    PERIOD              VALUE               UNITS AT END OF
                           PERIOD                                                  PERIOD

W&R Target Funds, Inc. -     10.000000            9.074599           -9.25%                0         2001
Science and Technology
Portfolio - Q/NQ

W&R Target Funds, Inc. -     10.000000           10.021339            0.21%                0         2001
Small Cap Portfolio -
Q/NQ

W&R Target Funds, Inc. -     10.000000           10.045053            0.45%                0         2001
Value Portfolio - Q/NQ


The Waddell & Reed Target Funds, Inc. were added to the variable account on May 1, 2001. Therefore, the Condensed Financial Information for 2001 reflects the reporting period from May 1, 2001 through December 31, 2001.